SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No._)

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☐	Soliciting Material Pursuant to Section 240.14a-12

LOUDEYE CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1130 Rainier Avenue South
Seattle, Washington 98144

May 3, 2004

Dear Stockholder:

      You are cordially invited to the annual meeting of stockholders of Loudeye Corp., to be held at the Edgewater Hotel, 2411 Alaskan Way, Pier 67, Seattle, Washington 98121, on Friday, May 27, 2004, at 2:00 p.m., Pacific Time.

      Details of the business to be conducted at the Annual Meeting are given in the attached Proxy Statement and Notice of Annual Meeting of Stockholders.

      It is important that your shares be represented and voted at the annual meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Returning the proxy does NOT deprive you of your right to attend the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

      On behalf of the Board of Directors, I would like to express our appreciation for your continued support for and interest in the affairs of Loudeye Corp. We look forward to seeing you at the annual meeting.

Sincerely,

Jeffrey M. Cavins
President and Chief Executive Officer

1130 Rainier Avenue South
Seattle, Washington 98144

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 27, 2004

      The Annual Meeting of Stockholders (the “Annual Meeting”) of Loudeye Corp. (the “Company”) will be held at the Edgewater Hotel, 2411 Alaskan Way, Pier 67, Seattle, Washington 98121, on Friday, May 27, 2004, at 2:00 p.m. (Pacific Time) for the following purposes:

      1.     To elect two (2) Class I directors to hold office for a three-year term and until their respective successors are elected and qualified;

      2.     To approve an amendment to the 2000 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 11,416,137 to 16,916,137 shares;

      3.     To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 135,000,000 shares; and

      4.     To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      The foregoing items of business are more fully described in the attached Proxy Statement.

      Only stockholders of record at the close of business on March 31, 2004 are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. A list of such stockholders will be available for inspection by any stockholder, for any purpose relating to the meeting, at the Company’s headquarters located at 1130 Rainier Avenue South, Seattle, Washington 98144 during ordinary business hours for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors,

Jeffrey M. Cavins
President and Chief Executive Officer

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE ANNUAL MEETING. IF YOU DECIDE TO ATTEND THE ANNUAL MEETING AND WISH TO CHANGE YOUR PROXY VOTE, YOU MAY DO SO AUTOMATICALLY BY VOTING IN PERSON AT THE MEETING.

Seattle, WA

May 3, 2004

[LOUDEYE LOGO]

1130 Rainier Avenue South
Seattle, Washington 98144

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

      These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Loudeye Corp., a Delaware corporation, for the Annual Meeting of Stockholders to be held at the Edgewater Hotel, 2411 Alaskan Way, Pier 67, Seattle, Washington 98121, on Friday, May 27, 2004, at 2:00 p.m. (Pacific Time), and at any adjournment or postponement of the Annual Meeting.

      It is expected that this Proxy Statement and the accompanying proxy will first be mailed to stockholders on or about May 3, 2004. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the SEC is included within the Annual Report to Stockholders being mailed to the Company’s stockholders of record with this Proxy Statement. It is also available to stockholders without charge upon written request addressed to Michael Dougherty, Vice President of Corporate Development, Loudeye Corp., 1130 Rainier Avenue South, Seattle, Washington 98144.

PURPOSE OF MEETING

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this Proxy Statement.

GENERAL INFORMATION

Record Date, Voting Rights and Outstanding Shares

      Only stockholders of record at the close of business on March 31, 2004 will be entitled to receive notice of, and to vote at, the Annual Meeting. As of that date, there were outstanding and entitled to vote 69,787,750 shares of Common Stock, $.001 par value (the “Common Stock”), of Loudeye. Each stockholder is entitled to one vote for each share of Common Stock held of record on that date and may vote such shares either in person or by proxy.

Solicitation

      The enclosed proxy relating to the Annual Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of the securities held by them.

Voting Procedures

      The votes of stockholders present in person or represented by proxy at the Annual Meeting will be tabulated by an inspector of elections appointed by the Company. A quorum, consisting of a majority of all stock issued, outstanding and entitled to vote at the Annual Meeting, will be required to be present in person or by proxy for the transaction of business at the Annual Meeting and any adjournment thereof. If a quorum is not present, a majority of the votes properly cast will adjourn the meeting.

      Abstentions will have no effect on the outcome of the vote for the election of directors even though the stockholder so abstaining may intend a different interpretation. Abstentions will be counted towards the tabulation of votes cast on other proposals presented to the stockholders and will have the same effect as negative votes. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Annual Meeting, will not be counted towards a quorum and will not be voted in the election of directors or any other matter. Shares of Common Stock held of record by brokers who return a signed and dated proxy but who fail to vote (known as a “broker non-vote”) on any matter will be counted towards a quorum, but will not be not counted for any purpose in determining whether a matter has been approved.

Voting of Proxies

      General. The enclosed proxy, if executed and returned, will be voted as directed on the proxy.

      Proxies Without Voting Instructions. Proxies that are properly signed and dated but which do not contain voting instructions will be voted “FOR” the election of the nominees as directors and “FOR” Proposal Nos. 2 and 3. If any other matters shall properly come before the Annual Meeting, the authorized proxy will be voted by the proxies in accordance with their best judgment.

      Voting Shares Held Through Broker By Proxy. If your shares of Common Stock are held by your broker, your broker will vote your shares for you if you provide instructions to your broker on how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange, or NYSE, on which your broker may vote shares held in “street name” in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. The Company believes the election of directors and Proposal No. 3 will be considered routine under the rules of the New York Stock Exchange, and therefore brokers will vote in favor each of the Company’s nominees for director and in favor of Proposal No. 3 in the absence of instructions. The Company believes Proposal No. 2 will not be considered routine under the rules of the New York Stock Exchange, and therefore brokers will not vote on such proposal in the absence of specific instructions.

      Voting Of Shares Held Through Broker In Person. If your shares of Common Stock are held by your broker in a name other than yours and you wish to vote those shares in person at the Annual Meeting, you must obtain from the nominee holding your shares a properly executed legal proxy, identifying you as a stockholder of Loudeye, authorizing you to act on behalf of the nominee at the Annual Meeting and specifying the number of shares with respect to which the authorization is granted.

      Other Matters. If you sign and return the enclosed proxy card, you grant to the persons named in the proxy the authority to vote in their discretion on any other matters that may properly come before the Annual Meeting, including any adjournment or postponement thereof. Other matters that may be properly brought before the Annual Meeting, unless otherwise provided in Loudeye’s Amended Certificate of Incorporation (the “Certificate Of Incorporation”) or Bylaws or by statute, will be approved if they receive a majority of the votes properly cast on the matter. Loudeye’s management does not presently know of any other matters to be brought before the Annual Meeting.

Revocation of Proxies

      Signing the enclosed proxy card will not prevent a record holder from voting in person at the Annual Meeting or otherwise revoking the proxy. A record holder may revoke a proxy at any time before the Annual Meeting in the following ways:

•	filing with the Company’s corporate secretary, before the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy;

•	authorizing a later dated proxy (by executing a proxy) relating to the same shares and delivering it to the Company before the vote at the Annual Meeting; or

•	attending the Annual Meeting and voting in person, although attendance at the meeting will not by itself constitute a revocation of the proxy.

      Record holders should send any written notice of revocation or subsequent proxy to the corporate secretary or its representative at Loudeye Corp., 1130 Rainier Avenue South, Seattle, Washington 98144, or hand deliver the notice of revocation or subsequent proxy to the corporate secretary or its representative before the vote at the Annual Meeting.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

      Pursuant to the Company’s Certificate of Incorporation, the Company’s Board is divided into three classes — Class I, II and III directors. Each director is elected for a three-year term of office, with one class of directors being elected at each annual meeting of stockholders. Each director holds office until his successor is elected and qualified or until his earlier death, resignation or removal. In accordance with the Certificate of Incorporation, Class I directors are to be elected at the 2004 Annual Meeting, Class II directors are to be elected at the annual meeting in 2005 and Class III directors are to be elected at the annual meeting in 2006. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies which would have been voted for the original director candidate will be cast for the substitute candidate.

      Two Class I directors are to be elected to the Board at the 2004 Annual Meeting, to serve until the annual meeting of stockholders to be held in 2007 and until their successors have been elected and qualified, or until their earlier death, resignation or removal.

Nominees

      The nominees for election as the Class I Directors are Johan C. Liedgren and James R. Kuster. The nominees are presently serving as directors of the Company. Shares represented by all proxies received by the Board and not so marked as to withhold authority to vote for Messrs. Liedgren and Kuster (by writing Mr. Liedgren’s and/or Mr. Kuster’s name where indicated on the proxy) will be voted (unless Mr. Liedgren and/or Mr. Kuster is unable or unwilling to serve) FOR the election of Mr. Liedgren and Mr. Kuster. The Board knows of no reason why Mr. Liedgren or Mr. Kuster would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of another nominee designated by the Nominating and Governance Committee of the Board.

      The information below sets forth the current members of the Board of Directors, including the nominees for Class I Directors:

		Class of		Director
Name	Age	Director	Principal Occupation	Since

Johan C. Liedgren(1),(2),(3)	40	I	Chief Executive Officer, Honkworm, International	1998
James R. Kuster(1),(2),(3)	46	I	Managing Director, Crest Communications Holdings, LLC	2002
Anthony J. Bay	48	II	Chairman of the Board, Chief Strategy Officer, Loudeye Corp.	2000
Kurt R. Krauss(2),(3)	54	II	Chief Executive Officer, Sachem Investments LLC	2003
Jeffrey M. Cavins	43	III	President and Chief Executive Officer, Loudeye Corp.	2003
Michael A. Brochu(1)	50	III	Chairman and Chief Executive Officer, Primus Knowledge Solutions, Inc.	2003

(1)	Member of the Company’s Compensation Committee

(2)	Member of the Company’s Audit Committee

(3)	Member of the Company’s Nominating and Governance Committee

Nominees to Serve as Directors for a Term Expiring at the 2007 Annual Meeting of Stockholders (Class I Directors):

Johan C. Liedgren

      Mr. Liedgren has served as a member of the Board since April 1998. Since October 1997, Mr. Liedgren has served as Chief Executive Officer of Honkworm, International, an entertainment consulting company. From January 1994 to August 1997, he worked for Microsoft Corporation in several positions, most recently as Director of Channel Policy. Mr. Liedgren is an advisor and investor in several technology companies both in the U.S. and in Europe. Mr. Liedgren attended the University of Stockholm in Sweden.

James R. Kuster

      Mr. Kuster has served as a director since November 2002. Since September 1999, Mr. Kuster has served as the Managing Director of Crest Communications Holdings, LLC. From March to September 1999, Mr. Kuster served as Vice President for Corporate Development of Reciprocal, Inc. Mr. Kuster worked in the Media and Telecommunications group of Chase Securities from 1986 until 1999, most recently as Managing Director. He earned his M.B.A. from Duke University and his B.A. from Davidson College.

Class II Directors Continuing in Office Until the 2005 Annual Meeting of Stockholders:

Anthony J. Bay

      Mr. Bay has served as a director since April 2000, has served as Chairman of the Board since March 2003 and has served as the Company’s Chief Strategy Officer since October 2003. Mr. Bay is a private venture capital investor and advisor to technology companies and serves on the boards of CMGI and Active ISP. From April 1994 to April 2000, Mr. Bay worked for Microsoft Corporation, a software company, last serving as Vice President and General Manager of Microsoft’s Digital Media Division and a member of Microsoft’s executive staff. Mr. Bay holds a B.A. from the University of California at Los Angeles and an M.B.A. from San Jose State University.

Kurt R. Krauss

      Mr. Krauss has served as a director since September 2003. Mr. Krauss is the founder of Sachem Investments, a private investment firm in Greenwich, Connecticut, and serves on several for-profit and not-for-profit boards of directors. He was Chief Financial Officer of Burson-Marsteller, the world’s largest public relations and marketing communications firm, from 1997 to 2000. Prior to Burson-Marsteller, Mr. Krauss co-founded the Mead Point Group, a management consulting firm, which was acquired by Young & Rubicam in 1997. From 1978 until 1992, Mr. Krauss was a partner at Booz, Allen & Hamilton, where he was the global leader of the firm’s Service Operations Practice and served for three years on the firm’s board of directors.

Class III Directors Continuing in Office Until the 2006 Annual Meeting of Stockholders:

Jeffrey M. Cavins

      Mr. Cavins has served as a director and as President and Chief Executive Officer since March 2003. He joined the Company in November 2002 as Senior Vice President of Worldwide Sales. From October 1999 to September 2002, Mr. Cavins served as Senior Vice President of North America for Exodus Communications, a leading managed hosting and interactive web services company. From January 1991 to May 1998, Mr. Cavins served as President and Chief Executive Officer of CSI Digital, an advanced technology development company serving the entertainment industry.

Michael A. Brochu

      Mr. Brochu has served as a director since December 2003. Since November 1997, Mr. Brochu has served as the President and Chief Executive Officer of Primus Knowledge Solutions, Inc., a publicly traded software company. Since November 1998, Mr. Brochu has also served as Chairman of the Board of Directors of Primus. Mr. Brochu holds a B.B.A. from the University of Texas, El Paso.

Vote Required

      If a quorum is present and voting, the two nominations for Class I directors receiving the highest number of votes will be elected as Class I directors. Abstentions and broker non-votes have no effect on the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE

“FOR” THE CLASS I DIRECTOR NOMINEES PROPOSED ABOVE.

CORPORATE GOVERNANCE

General

      Congress enacted the Sarbanes-Oxley Act of 2002 in July 2002. Since that time, the Securities and Exchange Commission and the Nasdaq Stock Market have adopted a number of new rules to implement that law affecting many aspects of the corporate governance of publicly traded companies. The Company must be in compliance with a number of those rules, including rules on the composition and powers of the full Board of Directors and of the three standing committees described below, by the conclusion of the Annual Meeting.

      The Board of Directors believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. The Board has reviewed the Company’s corporate governance policies to comply with the new rules and has:

•	Revised the charter for the Audit Committee to reflect the requirements of Sarbanes-Oxley and the Nasdaq Stock Market applicable to audit committees;

•	Revised the charter for the Compensation Committee to reflect the requirements of the Nasdaq Stock Market applicable to compensation committees;

•	Formed a Nominating and Governance Committee and adopted a charter to reflect its governance role and the requirements of the Nasdaq Stock Market applicable to nominating committees;

•	Reviewed the independence standards of the SEC and Nasdaq Stock Market applicable to directors; and

•	Adopted a Code of Ethics, applicable to all officers, directors and employees of the Company.

Board of Directors

      The Board of Directors has responsibility for establishing broad corporate policies and reviewing the Company’s overall performance. The Board’s primary responsibility is to oversee the management of the Company and, in so doing, to serve the best interests of the Company and its stockholders. The Board of Directors met 13 times during the fiscal year ended December 31, 2003. Each director attended at least 75% of the meetings of the Board of Directors and Board committees of which he was a member.

      The Company, as a matter of policy, encourages the directors to attend meetings of stockholders. All of the nominees for election as director who were directors at the time of the last stockholder meeting in July 2003 attended that meeting.

Independence of the Board of Directors

      After review of all relevant transactions or relationships between each director, or any of his family members, and the Company, the senior management of the Company and its independent auditors, the Board of Directors has affirmatively determined that all of its directors, except for Mr. Bay, the Chairman of the Board and Chief Strategy Officer and Mr. Cavins, the President and Chief Executive Officer, which are both executive positions, are independent directors within the meaning of the Nasdaq listing standards.

Executive Sessions

      The independent directors of the Board will meet at least twice annually in executive sessions outside the presence of non-independent directors and management.

Stockholder Communication with the Board of Directors

      Stockholders may communicate directly with the Board of Directors. All communications should be directed to the company’s secretary at: Corporate Secretary, 1130 Rainier Avenue South, Seattle, Washington 98144 and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, or for non-management directors. Each communication intended for the Board of Directors and received by the secretary will be sent periodically, but in any event prior to each regularly-scheduled Board meeting, to the specified party following its clearance through normal security procedures. The communication will not be opened, but rather will be forwarded unopened to the intended recipient.

Committees of the Board

      The Board has a standing Audit Committee, Nominating and Governance Committee and Compensation Committee. The Charters of the Committees, which have been adopted by the Board, are attached as Annexes B, C and D to this Proxy Statement.

      Audit Committee. The Audit Committee met six times in 2003. All members of the Audit Committee are independent in accordance with the Nasdaq listing requirements and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934. The Audit Committee is generally responsible for:

•	Appointing, compensating, retaining and overseeing the Company’s independent auditors;

•	Reviewing the annual report of the Company’s independent auditors related to their independence, quality-control procedures and other matters;

•	Reviewing the Company’s annual reports to the SEC, including the financial statements and the “Management’s Discussion and Analysis” portion of those reports, and recommending appropriate action to the Board;

•	Reviewing the Company’s audit policies;

•	Reviewing before issuance the Company’s news releases regarding annual and interim financial results and discussing with management any related earnings guidance that may be provided to analysts and rating agencies;

•	Discussing the Company’s audited financial statements with management and the independent auditors; and

•	Reviewing and discussing the adequacy of both the Company’s internal accounting controls and other factors affecting the integrity of the Company’s financial reports with management and the Company’s independent auditors.

      The Board has determined that all members of the Company’s Audit Committee are financially literate and have financial management expertise, as the Board has interpreted such qualifications in its business judgment. In addition, the Board has determined that Kurt R. Krauss is an audit committee financial expert as defined in Item 401 of Regulation S-K under the Securities Exchange Act of 1934.

      Compensation Committee. The Compensation Committee met three times in 2003. All members of the Compensation Committee are independent. The Compensation Committee is generally responsible for:

•	Reviewing and approving Company goals and objectives relevant to CEO compensation;

•	Evaluating the CEO’s performance in light of those goals and objectives;

•	Setting the compensation of the CEO and other executive officers;

•	Making recommendations to the Board regarding incentive compensation plans and equity based plans for all executive officers;

•	Developing and implementing a long term strategy for employee compensation; and

•	Administering and making grants under the Company’s incentive compensation plans and equity-based plans to the extent that such functions are delegated to the Compensation Committee.

      Nominating and Governance Committee. The Nominating and Governance Committee met four times in 2003. All members of the Nominating and Governance Committee are independent in accordance with Nasdaq listing requirements. The Nominating and Governance Committee is generally responsible for:

•	Making recommendations to the Board regarding:

•	The development and revision of the Company’s corporate governance principles;

•	The size, composition and functioning of the Board and Board committees;

•	Candidates to fill Board positions;

•	Nominees to be designated for election as directors;

•	Compensation of directors;

•	Organization and responsibilities of Board committees;

•	Establishing and overseeing a policy for considering stockholder nominees for directors and the procedures for stockholders to communicate with the Board; and

•	Overseeing an annual evaluation of the Board and Board committees.

Recommendations for Director

      The Nominating and Governance Committee has developed a list of criteria, which is discussed below, that are considered, along with other factors, in its evaluation of candidates for nomination as director. To comply with regulatory requirements, a majority of Board members must qualify as independent members under the rules of the Nasdaq Stock Market, and at least one member of the Audit Committee must be an expert in financial matters. The Nominating and Governance Committee will consider all candidates properly recommended to the Committee and will evaluate each of them, including incumbents, based on the same criteria.

      Stockholders of record of Loudeye may recommend director candidates for inclusion in the slate of nominees that the Board recommends to stockholders for election. The Nominating and Governance Committee will review the qualifications of recommended candidates. If the Committee determines to nominate a stockholder-recommended candidate and recommends his or her election as a director by the stockholders, his or her name will be included in Loudeye’s proxy card for the stockholder meeting at which his or her election is recommended.

      Stockholders may recommend individuals to the Nominating and Governance Committee for consideration as potential director candidates by submitting their names and background in writing to Loudeye Corp., 1130 Rainier Avenue South, Seattle, Washington, 98144; Attn: Corporate Secretary. The Nominating and Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis. The process followed by the Nominating and Governance Committee to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders, the Nominating and Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members or by other persons.

      In considering whether to recommend any candidate for inclusion in the Board’s slate of recommended director nominees, including candidates recommended by stockholders, the Nominating and Governance Committee will apply such criteria as it determines to be relevant, including, but not necessarily limited to, the following:

•	diversity;

•	experience;

•	judgment;

•	ability and willingness to devote the necessary time;

•	familiarity with domestic and/or international markets; all in the context of an assessment of the perceived needs of the Company; and

•	a reputation for integrity, honesty and adherence to high ethical standards.

      The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

REPORT OF THE AUDIT COMMITTEE

      Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such laws.

      In 2003, the Audit Committee of the Board of Directors was composed of three independent directors and operated under a written charter which was adopted by the Board of Directors in March 2000, was amended in February 2001 and was included as an exhibit to the Company’s Proxy Statement for the 2001 Annual Meeting. During 2003, the members of the Audit Committee were James R. Kuster, Johan C. Liedgren, Anthony J. Bay (through March 31, 2003) and Kurt R. Krauss (effective September 11, 2003). Each of the members of the Audit Committee was independent as defined by the Nasdaq Marketplace Rules.

      The Audit Committee is responsible for the appointment, compensation, retention and oversight of the accounting firm to be engaged as the Company’s independent auditors, currently PricewaterhouseCoopers LLP. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States and issuing a report thereon. Management is responsible for the Company’s internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

      On June 6, 2002, as a result of the indictment of Arthur Andersen LLP by the U.S. Department of Justice, the Audit Committee recommended that the Board of Directors appoint PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2002.

      The Audit Committee held six meetings during the last fiscal year. Each meeting was designed to facilitate and encourage communication between the Audit Committee, management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2003 with management and the independent auditors. The Audit Committee also met with PricewaterhouseCoopers LLP without management present.

      The Audit Committee discussed with the independent auditors the matters required to be discussed by Statements on Auditing Standards Nos. 61, 89 and 90, as amended.

      The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP, and with the Company, the issue of independence from the Company.

      Commencing in January 2003, in each case where approval was sought for the provision of non-audit services, the Audit Committee considered whether the independent auditors’ provision of such services to the Company was compatible with maintaining the auditors’ independence, and determined that it was compatible.

      Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

The Audit Committee of the Board of Directors of
Loudeye Corp.:

Kurt R. Krauss, Chairman
Johan C. Liedgren
James R. Kuster

Independent Auditor Fees and Other Matters

      PricewaterhouseCoopers LLP has served as the Company’s independent auditors since June 2002 and has been selected by the Audit Committee to continue as the Company’s independent auditors for the fiscal year ending December 31, 2004. Prior to June 2002, Arthur Andersen LLP served as the Company’s independent auditors. A representative of PricewaterhouseCoopers LLP will be at the Annual Meeting and will be given an opportunity to make a statement, if so desired. The representative will be available to respond to appropriate questions.

      The following table presents fees billed by PricewaterhouseCoopers LLP (“PWC”) and Arthur Andersen LLP (“AA”) for professional services rendered for the fiscal years ended December 31, 2003 and 2002. Certain amounts from 2002 have been reclassified to conform to the 2003 presentation.

	2003	2002

	PWC	PWC	AA

Audit Fees	$245,800	$208,948	$14,103
Audit Related Fees	—	—	—
Tax Services	30,380	10,000	2,100
Other Fees	12,000	—	—

Total Fees	$288,180	$218,948	$16,103

      The Audit Committee approved all services provided by PricewaterhouseCoopers LLP and Arthur Andersen LLP during 2003 and 2002.

      Audit Fees. Audit fees include fees and expenses for professional services rendered in connection with the audit of the Company’s financial statements for those years, reviews of the financial statements included in each of the Company’s Quarterly Reports on Form 10-Q during those years and fees for services related to comfort letters, registration statements, consents and assistance with and review of documents filed with the SEC.

      Tax Fees. Tax fees consist of services provided for tax compliance, tax advice and tax planning.

      Other Fees. Other fees consisted of consulting services performed in the first quarter of 2003 with respect to the Company’s restructuring activities.

      Audit Committee Pre-Approval Policies and Procedures. The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent auditor. All audit and non-audit services are pre-approved by the Audit Committee, which considers, among other things, the possible effect of the performance of such services on the auditors’ independence. The Audit Committee has considered the role of PricewaterhouseCoopers LLP in providing services to the Company for the fiscal year ended December 31, 2003 and has concluded that such services are compatible with their independence as the Company’s auditors. The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit services provided by PricewaterhouseCooper LLP in fiscal 2003.

CERTAIN TRANSACTIONS

      The Company entered into a consulting agreement with Mr. Bay, currently the Chairman of the Board and Chief Strategy Officer of the Company, on April 1, 2003. See “Contractual Arrangements With Executive Officers — Employment Agreements and Related Arrangements.”

      In November 2002, the Company entered into a merger agreement pursuant to which it acquired TT Holding Corp., also known as Streampipe. Pursuant to the merger agreement, the Company issued the former stockholders of Streampipe shares of Common Stock and unsecured promissory notes bearing interest at 5 percent per annum, in an aggregate original principal amount of $1,059,435. The notes were redeemable by the Company in the form of Common Stock if the Company met certain conditions, including that it was not in default under the notes and the Common Stock was listed on a principal exchange or on Nasdaq.

Subsequent to the acquisition of Streampipe, Mr. Kurt Krauss and Mr. James Kuster joined the Board of Directors. Each of Mr. Krauss and Mr. Kuster were significant beneficial owners of shares in Streampipe before the merger. In December 2003, the Company redeemed all of the notes, including the notes held beneficially by Mr. Krauss and Mr. Kuster, at a redemption price of $1.76 per share. The number of shares issued upon redemption was calculated by dividing the principal and all accrued interest due under the notes as of the date of redemption by the average of the last sale price of the Common Stock for the 30 trading days preceding January 1, 2004. Mr. Krauss’s individual retirement account and a related entity received 129,361 shares upon redemption of their notes, and Crest Communications Partners II, L.P., an entity related to Mr. Kuster, received 351,305 shares upon redemption of its note.

      In February 2003, the Company’s Chairman and Chief Executive Officer, John T. Baker, resigned and the Company engaged Regent Pacific Management Corporation (“Regent Pacific”) to provide management services to the Company. Pursuant to such engagement, Mr. Philip J. Gioia became Chief Executive Officer of the Company. Mr. Gioia was an employee of Regent Pacific. In March 2003, Regent Pacific resigned from the engagement and Jeffrey M. Cavins was appointed President and Chief Executive Officer. The Company paid fees and costs of $878,000 to Regent Pacific with respect to the interim management services provided to the Company during such time. In addition, Regent Pacific was to receive stock options to purchase up to 4,000,000 shares of Common Stock based on Regent Pacific’s length of service. These options were to be granted at various times throughout their engagement at exercise prices based on the closing market price on each grant date. The Company did not issue such options, and on July 25, 2003, Regent Pacific filed suit against the Company in the United States District Court for the Northern District of California for breach of the agreement. In this complaint, Regent Pacific is seeking unspecified damages and specific performance of the alleged obligation to grant the stock options due to it under the contract. The Company answered the complaint on September 18, 2003 denying all allegations and asserting counterclaims. In March 2004, the court granted the Company’s request that venue for the dispute be transferred to United States District Court for the Western District of the State of Washington. The Company intends to defend this action and pursue vigorously its counterclaims.

BENEFICIAL OWNERSHIP OF COMMON STOCK

      The following table shows how much Common Stock is owned by the directors, each of the executive officers named in the Summary Compensation Table below, all executive officers and directors as a group and owners of more than 5% of the outstanding Common Stock of the Company, as of March 26, 2004. Except as otherwise noted, the address of each person listed in the table is c/o Loudeye Corp., 1130 Rainier Avenue South, Seattle, WA 98144.

      Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, shares for which the named person has sole or shared power over voting or investment decisions are included. Percentage of beneficial ownership is based on 69,786,455 shares outstanding as of March 26, 2004. For each named person, the percentage ownership includes stock which the person has the right to acquire within 60 days after March 26, 2004. However, such shares are not deemed outstanding with respect to the calculation of ownership percentage for any other person.

	Amount and Nature of	Percent of
Name and Address	Beneficial Ownership	Common Stock

Crest Communications Partners II, L.P.	4,654,260	6.7%
Anthony J. Bay(1)	735,750	1.0%
Michael A. Brochu(2)	16,667	0.0%
Jeffrey M. Cavins(3)	1,700,695	2.4%
Kurt R. Krauss(4)	1,184,445	1.7%
James R. Kuster(5)	4,759,260	6.8%
Johan C. Liedgren(2)	160,000	0.2%
Michael S. Dougherty(6)	486,143	0.7%
William P. Fasig	—	—
Jerold J. Goade, Jr.(7)	398,425	0.6%
Michael R. Harburg(2)	35,022	0.1%
Lawrence J. Madden	—	—
All directors and executive officers as a group as of March 26, 2004 (11 persons)	10,476,123	14.2%

(1)	Consists of 13,875 shares held by Mr. Bay, 720,000 shares issuable upon exercise of outstanding stock options within 60 days of March 26, 2004, and 1,875 shares of restricted stock that vest within 60 days of March 26, 2004. Excludes 50 shares held by Mr. Bay’s son, for which Mr. Bay disclaims beneficial ownership.

(2)	Consists of shares issuable upon the exercise of outstanding stock options within 60 days of March 26, 2004.

(3)	Consists of 6,950 shares held by Mr. Cavins and 1,693,745 shares issuable upon the exercise of outstanding stock options within 60 days of March 26, 2004.

(4)	Consists 340,741 shares held by Mr. Krauss, 797,037 shares held by Sachem Investments LLC, of which Mr. Krauss is the sole member, and 46,667 shares issuable upon the exercise of outstanding stock options within 60 days of March 26, 2004. Mr. Krauss disclaims beneficial ownership of the shares held by Sachem Investments LLC, except to the extent of his pecuniary interest in those shares.

(5)	Consists of 4,654,260 shares held by Crest Communications Partners II, L.P. and 105,000 shares issuable upon exercise of outstanding stock options within 60 days of March 26, 2004. Mr. Kuster is one of the directors of the Company and a principal of the general partner of Crest Communications Partners II, L.P. Mr. Kuster disclaims beneficial ownership of shares held by Crest Communications Partners II, L.P., except to the extent of his pecuniary interest in those shares.

(6)	Consists of 16,562 shares held by Mr. Dougherty and 469,581 shares issuable upon exercise of outstanding options within 60 days of March 26, 2004.

(7)	Consists of 1,562 shares held by Mr. Goade and 396,863 shares issuable upon exercise of outstanding options within 60 days of March 26, 2004.

COMPENSATION AND OTHER INFORMATION

CONCERNING DIRECTORS AND OFFICERS

Compensation Arrangements With Directors

      Each non-employee director currently receives an annual retainer of $30,000 in connection with his service on the Board, paid in quarterly installments (but contingent on his attending a specific number of Board meetings). In addition, all non-employee directors receive a non-statutory option to purchase 100,000 shares of Common Stock upon initial appointment to the Board. At each annual meeting of the Company’s stockholders, each non-employee director who will continue serving on the Board following the meeting, and who has been a director for at least six months prior to the meeting, receives an option to purchase an additional 25,000 shares of Common Stock. These options are exercisable for ten years. The shares underlying the initial grant vest monthly in substantially equal increments over twelve months, commencing on the grant date. Annual grants also vest monthly in substantially equal increments over twelve or twenty-four months, commencing on the grant date. The exercise price of options granted to directors must be at least 100% of the fair market value of the Common Stock on the date of grant. The options may be exercised only (a) while the individual is serving as a director on the Board, (b) within twelve months after termination by death or disability, or (c) within three months after the individual’s term as director ends.

Information On Executive Officers

      The names of the Company’s executive officers, and certain biographical information furnished by them, are set forth below. For information about Messrs. Bay and Cavins, see “Proposal No 1 — Election of Directors” above.

Name	Age	Position with the Company

Anthony J. Bay	48	Chairman of the Board and Chief Strategy Officer
Jeffrey M. Cavins	43	President, Chief Executive Officer and Director
Lawrence J. Madden	39	Executive Vice President and Chief Financial Officer
William P. Fasig	40	Executive Vice President of Business Development, Sales and Marketing
John H. Martin	40	Senior Vice President of Technology & Development
Jerold J. Goade, Jr.	40	Senior Vice President of Finance
Michael S. Dougherty	32	Vice President of Corporate Development

      Mr. Madden has served as Executive Vice President and Chief Financial Officer since joining the Company in March 2004. Prior to joining the Company, Mr. Madden served as Executive Vice President, Chief Financial Officer and Chief Administrative Officer for Equity Marketing, Inc., a provider of integrated marketing services for connecting multinational corporate brands with popular entertainment content, from November 2000 to January 2004. Prior to Equity Marketing, Mr. Madden served as Executive Vice President and Chief Financial Officer for Atomic Pop, an online music distribution and marketing venture, from November 1999 to November 2000. Prior to joining Atomic Pop, Mr. Madden served as Senior Vice President and Chief Financial Officer for the recorded music and music publishing investments of Wasserstein & Co., Inc., an investment bank, from November 1997 to November 1999. Prior to joining Wasserstein & Co., Inc., Mr. Madden worked for Polygram from April 1994 to November 1997. Mr. Madden began his career in the audit practice of Ernst & Young LLP.

      Mr. Fasig has served as Executive Vice President of Business Development, Sales and Marketing since joining the Company in March 2004. Prior to joining the Company, Fasig served as Senior Vice President of Worldwide Marketing and Corporate Affairs for VeriSign, Inc. from March 2001 to November 2003 where he was responsible for the development, implementation and management of worldwide marketing strategies. Prior to joining VeriSign, Mr. Fasig served as Vice President of Corporate Communications for Compaq from July 2000 to October 2000. Prior to joining Compaq, Mr. Fasig served as Chairman and Managing Director of the Global Technology Practice at Young & Rubicam/ Burson-Marsteller from January 1997 to July 2000.

      Mr. Martin has served as Vice President, Technology and Development since joining the Company in August 2003. Prior to joining the Company he was General Manager of Microsoft Corporation’s Windows Media Services from January 1993 to September 2003, with primary responsibilities for the development of all Internet-based services of the Windows Media Player as well as windowsmedia.com. Prior to joining Microsoft, Mr. Martin was an engineer at NASA from April 1987 to January 1993, working on the development of the Internet backbone.

      Mr. Goade has served as Senior Vice President of Finance since March 2004. He served as the Company’s Vice President and Chief Financial Officer from November 2002 to March 2004, Vice President of Finance from April 2001 to November 2002, Director of Finance from September 2000 to April 2001, and as the Company’s Controller from June 1999 to September 2000. Prior to joining the Company, Mr. Goade served as Chief Financial Officer of D. Garvey Corporation, an international wireless telecommunication services company, where he worked from 1995 to June 1999. Prior to D. Garvey Corporation, Mr. Goade served as controller of Video Only, a consumer electronics retailer, from 1991 to 1995 and on the finance staff of KING Broadcasting, a television and radio broadcasting company, from 1989 to 1991. Mr. Goade began his career in audit practice of Deloitte & Touche.

      Mr. Dougherty has served as Vice President of Corporate Development since 2001 and was, prior to 2001, Vice President of Strategic Finance upon joining the Company in February 2000. Prior to joining the Company, Mr. Dougherty was a Vice President in the global investment banking group of Chase Securities, Inc. While at Chase from 1998 to 2000, Mr. Dougherty focused on high yield corporate finance and telecommunications, media and Internet infrastructure transactions. Prior to Chase, Mr. Dougherty served in Prudential Securities Incorporated’s investment banking group, focusing on high yield corporate finance, buildout and acquisition financings and merchant banking transactions, from August 1993 to June 1998.

Summary of Compensation of Executive Officers

      The following Summary Compensation Table sets forth the compensation during the last three fiscal years of each person who served as Chief Executive Officer and the four most highly compensated persons other than the Chief Executive Officer who were serving as executive officers of the Company as of December 31, 2003 (collectively, the “Named Executive Officers”):

Summary Compensation Table

					Long-Term Compensation

		Annual Compensation			Awards		Payouts

				Other Annual	Restricted	Securities	LTIP	All Other
	Fiscal	Salary	Bonus	Compensation	Stock	Underlying	Payouts	Compensation
Name & Principal Position	Year	($)(1)	($)(2)	($)	Award(s)	Options (#)	($)	($)

John T. Baker IV(3)	2003	34,185	—	—	—	—	—	—
Chairman and Chief Executive Officer	2002	287,680	—	—	—	650,000	—	—
	2001	247,884	75,000	—	133,929	1,200,000	—	121,438
Philip J. Gioia(4)	2003	—	—	—	—	—	—	—
Chief Executive Officer
Jeffrey M. Cavins(5)	2003	269,375	62,500	—	—	1,500,000	—	—
President, Chief Executive Officer
and Director
Michael S. Dougherty	2003	146,875	64,500	—	—	250,000	—	—
Vice President of Corporate	2002	139,515	—	—	—	110,000	—	—
Development	2001	127,083	—	—	—	115,000	—	—
Jerold J. Goade, Jr.	2003	181,018	67,250	—	—	350,000	—	—
Senior Vice President of Finance	2002	122,612	—	—	—	187,750	—	—
Michael H. Harburg(6)	2003	94,792	37,000	—	—	124,000	—	—
Vice President of Technical Business Development
John H. Martin(7)	2003	53,846	65,000	—	—	350,000	—	—
Senior Vice President of Technology & Development

(1)	Includes amounts deferred under the Company’s 401(k) plan.

(2)	Includes bonuses earned in the indicated year and paid in the subsequent year.

(3)	In lieu of a cash bonus, Mr. Baker was awarded 133,929 shares of Loudeye Common Stock in 2001. Mr. Baker also received relocation assistance in 2001 in the amount of $121,438 that is included in All Other Compensation.

(4)	Mr. Gioia served as Chief Executive Officer from February to March 2003 as a result of the Company’s engagement of Regent Pacific Management Corporation. Mr. Gioia was employed by Regent Pacific. See “Certain Transactions” above.

(5)	Includes amounts earned as Senior Vice President of Sales for part of the year prior to becoming President and Chief Executive Officer in March 2003.

(6)	Mr. Harburg served as the Company’s Vice President and Chief Technology Officer from June 2003 to March 2004 and currently serves as the Company’s Vice President of Technical Business Development.

(7)	Represents a prorated annual salary for Mr. Martin, who joined the Company in September 2003. The bonus paid to Mr. Martin is a sign-on bonus and is repayable to the Company by Mr. Martin in the event that he voluntarily terminates his employment with the Company within 12 months of the commencement of his employment.

Employment and Related Agreements

      John T. Baker. The Company entered into a letter agreement with Mr. John T. Baker on February 23, 2001 that provided for 50% accelerated vesting of Mr. Baker’s remaining options if he was terminated without cause and such termination was not related to a change in control. The letter agreement provided further that if Mr. Baker was terminated for any reason other than for cause, he would be entitled to receive continuation of his base salary and reimbursement for insurance benefits for twelve months. Mr. Baker was to receive full acceleration of the vesting of his options in the event of a change in control. Mr. Baker’s employment with the Company terminated on February 3, 2003, pursuant to a Separation Agreement, Release, and Covenant Not to Sue entered into by the parties on June 26, 2003. The Separation Agreement conditionally provided among other things that (i) the Company would make COBRA premium payments on behalf of Mr. Baker for existing medical insurance and other health and welfare plan benefits through the earlier of December 31, 2003 or upon acceptance of full time employment by Mr. Baker where similar benefits are made available and (ii) the Company would allow accelerated vesting of Mr. Baker’s 1,262,500 unvested option shares at the rate of 75% of the grants, or 946,875 option shares.

      Jeffrey M. Cavins. The Company entered into an Employment Agreement, dated as of April 1, 2003, with Mr. Cavins, pursuant to which Mr. Cavins is employed as the President and Chief Executive Officer of the Company. The Employment Agreement provides for a base salary of $250,000 and the grant of an option to purchase 1,500,000 shares of Common Stock of the Company. The Employment Agreement provides for the opportunity to receive a bonus of up to 100% of Mr. Cavins’ base salary based on four separate performance criteria. Mr. Cavins is also entitled to a one-time bonus equal to 30% of his total incentive compensation upon the Company achieving a market capitalization of $20 million. Mr. Cavins has waived receipt of this bonus. In the event that Mr. Cavins is terminated by the Company without cause, or he resigns for good reason, Mr. Cavins will be entitled to severance equal to nine months base salary plus earned and unpaid bonuses. In the event that the Company is sold, Mr. Cavins will be entitled to a bonus equal to 2.5% of the difference in value between the sale price of the Company and the market value of the Company as of April 1, 2003. Mr. Cavins will also be entitled to this bonus, to the extent it is not otherwise paid, if he is terminated without cause or resigns with good reason, within six months of such a sale of the Company. In the event of a change in control, the vesting of Mr. Cavins’ option granted pursuant to the agreement will accelerate. Mr. Cavins has agreed not to compete with the Company or solicit customers or employees of the Company for six months following termination of employment. These non-compete and non-solicitation agreements may not be enforceable in some jurisdictions.

      Anthony J. Bay. The Company entered into a Consulting Agreement, dated as of April 1, 2003, with Mr. Bay, the Chairman of the Company. The Consulting Agreement provided for base compensation of $100,000 and the granting of options to purchase 500,000 shares of Common Stock of the Company. The Consulting Agreement provided for the opportunity to receive a bonus of up to 100% of Mr. Bay’s base compensation based on four separate performance criteria. Mr. Bay was also entitled to a one-time bonus equal to 30% of his total incentive compensation upon the Company achieving a market capitalization of $20 million. Mr. Bay has waived receipt of this bonus. The Consulting Agreement also provided that in the event that the Company is sold, Mr. Bay would be entitled to a bonus equal to 1.5% of the difference in value between the sale price of the Company and the market value of the Company as of April 1, 2003. Mr. Bay would also be entitled to this bonus, to the extent it was not otherwise paid, if he was terminated without cause or resigned with good reason, within six months of such a sale of the Company

      Effective October 1, 2003, the Company entered into an Employment Agreement with Mr. Bay, pursuant to which Mr. Bay was appointed the Chief Strategy Officer of the Company. The provisions of the Consulting Agreement were mostly superceded by the Employment Agreement; however, certain provisions of the Consulting Agreement, including those related to confidentiality survive. The Employment Agreement provides for a base salary of $150,000 and the grant of a restricted stock award of 15,000 shares of Common Stock. The Employment Agreement provides for the opportunity to receive a bonus of up to 100% of Mr. Bay’s base salary based on four separate performance criteria. The Employment Agreement also provides that in the event that the Company is sold, Mr. Bay is entitled to a bonus equal to 1.5% of the difference in value between the sale price of the Company and the market value of the Company as of April 1, 2003. Mr. Bay is also entitled to this bonus, to the extent it is not otherwise paid, if he is terminated without cause or resigns with good reason, within six months of such a sale of the Company. In the event that Mr. Bay is terminated by the Company without cause, or he resigns for good reason, Mr. Bay will be entitled to severance equal to six months base salary plus earned and unpaid bonuses. The options to purchase 500,000 shares of Common Stock granted pursuant to the Consulting Agreement will continue to vest under the Employment Agreement as contemplated by the Consulting Agreement. In the event of a change in control, the vesting of Mr. Bay’s option granted pursuant to the Consulting Agreement will accelerate. Mr. Bay has agreed not to compete with the Company for twelve months following termination of employment, or to solicit customers or employees of the Company for twenty-four months following termination of employment. These non-compete and non-solicitation agreements may not be enforceable in some jurisdictions.

      Jerold J. Goade, Jr. The Company entered into an Employment Agreement, dated as of April 1, 2003, with Mr. Goade, pursuant to which Mr. Goade was appointed the Vice President and Chief Financial Officer of the Company. Mr. Goade remains employed under this agreement in his current capacity as Senior Vice President of Finance. The agreement, as amended, provides for a base salary of $180,000 and the grant of an option to purchase 350,000 shares of Common Stock of the Company. The Employment Agreement provides for the opportunity to receive a bonus of up to 100% of Mr. Goade’s base salary based on four separate performance criteria. Mr. Goade is also entitled to a one-time bonus equal to 30% of his total incentive compensation upon the Company achieving a market capitalization of $20 million. Mr. Goade has waived receipt of this bonus. In the event that Mr. Goade is terminated by the Company without cause, or he resigns for good reason, Mr. Goade will be entitled to severance equal to nine months base salary plus earned and unpaid bonuses. In the event that the Company is sold, Mr. Goade will be entitled to a bonus equal to 0.5% of the difference in value between the sale price of the Company and the market value of the Company as of April 1, 2003. Mr. Goade will also be entitled to this bonus, to the extent it is not otherwise paid, if he is terminated without cause or resigns with good reason, within six months of such a sale of the Company. In the event of a change in control, the vesting of Mr. Goade’s option granted pursuant to the agreement will accelerate. Mr. Goade has agreed not to compete with the Company or solicit customers or employees of the Company for six months following termination of employment. These non-compete and non-solicitation agreements may not be enforceable in some jurisdictions.

      Michael S. Dougherty. The Company entered into an Employment Agreement, dated as of April 1, 2003, with Mr. Dougherty, pursuant to which Mr. Dougherty was appointed the Vice President of Corporate Development. The agreement provides for a base salary of $150,000 and the grant of an option to purchase 250,000 shares of Common Stock of the Company. The Employment Agreement provides for the opportunity to receive a bonus of up to 100% of Mr. Dougherty’s base salary based on four separate performance criteria. Mr. Dougherty is also entitled to a one-time bonus equal to 30% of his total incentive compensation upon the Company achieving a market capitalization of $20 million. Mr. Dougherty has waived receipt of this bonus. In the event that Mr. Dougherty is terminated by the Company without cause, or he resigns for good reason, Mr. Dougherty will be entitled to severance equal to six months base salary plus earned and unpaid bonuses. In the event that the Company is sold, Mr. Dougherty will be entitled to a bonus equal to 0.5% of the difference in value between the sale price of the Company and the market value of the Company as of April 1, 2003. Mr. Dougherty will also be entitled to this bonus, to the extent it is not otherwise paid, if he is terminated without cause or resigns with good reason, within six months of such a sale of the Company. In the event of a change in control, the vesting of Mr. Dougherty’s option granted pursuant to the agreement will accelerate. Mr. Dougherty has agreed not to compete with the Company or solicit customers or employees of the Company for six months following termination of employment. These non-compete and non-solicitation agreements may not be enforceable in some jurisdictions.

      The Company has entered into indemnification agreements with certain of its officers. Generally, these agreements attempt to provide the maximum protection permitted by law with respect to indemnification. The indemnification agreements provide that the Company will pay certain amounts incurred by an officer in connection with any civil or criminal action or proceeding, specifically including actions by the Company or in its name (derivative suits), where the individual’s involvement is by reason of the fact that he is or was an officer. Such amounts include, to the maximum extent permitted by law, attorneys’ fees, judgments, civil or criminal fines, settlement amounts and other expenses customarily incurred in connection with legal proceedings. Under the indemnification agreements, an officer will not receive indemnification if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests. The individual will only be indemnified in connection with any criminal proceeding if such individual had no reasonable belief that his or her conduct was unlawful.

Stock Option Grants

      The following table shows all stock options granted during fiscal year 2003 to the Named Executive Officers. These options were granted under the Company’s 2000 Stock Option Plan. No stock appreciation rights were granted during the last fiscal year.

Option Grants in the Last Fiscal Year

	Individual Grants (1)
							Potential Realizable
			Percent of				Value at Assumed
	Number of		Total Options				Annual Rates of Stock
	Securities		Granted to	Exercise	Grant Date		Price Appreciation for
	Underlying		Employees in	of Base	Market		Option Term(2)
	Options		Fiscal Year	Price	Price	Expiration
Name	Granted(#)(3)		(%)(4)	($/sh.)	($/sh.)	Date	5%($)	10%($)

John T. Baker IV	—		0.00%				$—	$—
Philip J. Gioia	—		0.00%				—	—
Jeffrey M. Cavins	1,500,000	(5)	37.20%	$0.27	$0.27	4/1/13	254,702	645,466
Michael S. Dougherty	250,000	(5)	6.20%	$0.27	$0.27	4/1/13	42,450	107,578
Jerold J. Goade, Jr.	350,000	(5)	8.68%	$0.27	$0.27	4/1/13	59,431	150,609
Michael H. Harburg	80,000	(6)	1.98%	$0.29	$0.29	5/9/13	14,590	36,975
	44,000	(7)	1.09%	$0.29	$1.12	7/9/13	67,512	115,060
John H. Martin	125,000	(5)	3.10%	$1.74	$1.74	12/4/13	136,785	346,639
	225,000	(7)	5.58%	$1.74	$1.74	12/4/13	246,212	623,950

(1)	The options have a 10-year term, but are subject to earlier termination in connection with termination of employment.

(2)	The potential realizable value illustrates value that might be realized upon exercise of the options immediately prior to expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share from the date of grant to the end of the option term. Actual gains, if any, on stock option exercises are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees’ continued employment throughout the vesting period. These are calculated based on the requirements promulgated by the SEC and do not reflect the Company’s estimate of future stock price appreciation.

(3)	The options have ten-year terms and vest as described in notes (5), (6) and (7), below. Upon a change in control, these options will vest immediately and become fully exercisable.

(4)	The Company granted stock options representing 4,031,790 shares to employees in the last fiscal year.

(5)	Denotes stock option grants that vest ratably at a rate of 8.33% per month over twelve months.

(6)	Denotes stock option grants that vest at a rate of one third of the total number of options granted after twelve months, and ratably thereafter at a rate of 8.33% every quarter until fully vested.

(7)	Denotes stock option grants that vest ratably at a rate of 2.78% per month over 36 months.

Stock Option Exercises and Holdings

      The following table shows stock options exercised during fiscal year 2003 and unexercised options held at the end of the year by each of the Named Executive Officers. No stock appreciation rights were outstanding at fiscal year end.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at		In-the-Money Options at
	Shares	Value	December 31, 2003(#)		December 31, 2003
	Acquired on	Realized
Name	Exercise(#)	($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable(2)

John T. Baker IV	1,534,375	$1,337,268	0	0	0	0
Philip J. Gioia	—	—	0	0	0	0
Jeffrey M. Cavins	—	—	1,129,160	820,840	$1,885,989	$1,352,011
Michael S. Dougherty	—	—	358,747	166,253	$385,958	$258,892
Jerold J. Goade, Jr.	—	—	394,726	255,274	$602,050	$406,679
Michael H. Harburg	6,000	8,340	111	117,889	$184	$195,696
John H. Martin	—	—	66, 667	283,333	$14,000	$59,500

(1)	The “value realized” reflects the appreciation on the date of exercise (based on the excess of the fair market value of Common Stock on the date of exercise over the exercise price). However, because the Named Executive Officers may keep the shares they acquired upon the exercise of the options (or sell them at a different price), these amounts do not necessarily reflect cash realized upon the sale of those shares.

(2)	Based on the $1.95 closing price of the Common Stock as of December 31, 2003.

Description Of Equity Compensation Plans

      The table below sets forth certain information as of December 31, 2003 regarding the shares of Common Stock available for grant or granted under stock option plans that (i) were approved by the Company’s stockholders, and (ii) were not approved by the Company’s stockholders.

Equity Compensation Plan Information

	Number of	Weighted-	Number of Securities
	Securities to be	Average Exercise	Remaining Available for
	Issued upon	Price of	Future Issuance Under Equity
	Exercise of	Outstanding	Compensation Plans
	Outstanding	Options,	(excluding outstanding
	Options, Warrants	Warrants and	options, warrants and
	and Rights	Rights	rights)(1)

Equity compensation plans approved by security holders	6,683,707	$0.67	6,842,009 (2)
Equity compensation plans not approved by security holders	—	—	—

Total	6,683,707	$0.67	6,842,009

(1)	Excludes securities reflected in the first column of the table.

(2)	Includes 652,055 shares available for issuance pursuant to the Company’s 2000 Employee Stock Purchase Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      Introductory Note: The following report is not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such laws.

      The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company’s executive officers during the fiscal year ended December 31, 2003. The Compensation Committee is responsible for establishing and monitoring the Company’s general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under the Company’s 1998 and 2000 Stock Option Plan, 2000 Employee Stock Option Plan, 2000 Director Stock Option Plan and 2000 Employee Stock Purchase Plan and oversees the Stock Option Committee. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

      The Company’s compensation policy is designed to attract and retain qualified key executives critical to the Company’s growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon Company performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary, which reflects individual performance and expertise, (ii) variable bonus awards payable in cash, part of which is tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and the balance of which is tied to individual performance and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and the stockholders of the Company.

      The summary below describes in more detail the factors that the Compensation Committee considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

      The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is reviewed each year to take into account the individual’s performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

      Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and the Company’s success in achieving specific company-wide goals for revenue growth and profitability. Goals are established at the beginning of each year. Annual bonus payments under the incentive plan are generally computed as a percentage of the executive’s base salary, with the actual percentages being a function of the extent to which goals were achieved as well as other significant accomplishments.

Long-Term Incentive Compensation

      The Company has utilized its stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder value. Awards under the plans take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of the stockholders of the Company. Factors considered in making such awards include the individual’s position, his or her performance and responsibilities, competitive employment opportunities and internal comparability considerations. Each option grant allows the executive officer to acquire shares of Common Stock at a fixed price per share (typically the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four-year period, contingent upon the executive officer’s continued employment. Since fair market value stock options can only produce value to an executive if the price of the Company’s stock increases above the exercise price, option grants provide a direct link between executive compensation and the Company’s stock price performance. The Company believes that stock options directly motivate an executive to maximize long-term stockholder value. The options also utilize vesting periods that encourage key executives to continue in the employ of the Company.

Compensation of the Chief Executive Officer

      John T. Baker IV served as the Company’s Chief Executive Officer from March 2001 to February 2003. His base salary for the fiscal year ended December 31, 2002 was $287,680. Philip J. Gioia served as Chief Executive Officer from February 2003 to March 2003 as a result of the Company’s engagement of Regent Pacific Management Corporation. Mr. Gioia was employed by Regent Pacific, and his compensation was not determined by this Committee. Jeffrey Cavins has served as the Company’s Chief Executive Officer since March 2003 and his base salary for fiscal 2003 was $250,000.

      The factors discussed above in “Base Salaries,” “Cash-Based Incentive Compensation,” and “Long-Term Incentive Compensation” were applied in establishing the amount of Mr. Baker’s and Mr. Cavins’ compensation. Significant factors in establishing Chief Executive Officer compensation were compensation levels at similarly situated companies and assigned responsibilities.

     Deductibility of Executive Compensation

      The Company has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Company’s policy to qualify, to the extent reasonable, the executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

The Compensation Committee of the Board of Directors of Loudeye Corp.:

Michael A. Brochu, Chairman
Johan C. Liedgren
James R. Kuster

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors currently consists of James R. Kuster, Johan C. Liedgren and Michael A. Brochu. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

BENEFICIAL OWNERSHIP COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than ten percent of the outstanding Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) forms they file.

      Based upon the written representations of the Company’s directors and executive officers, and copies of the reports that they have filed with the Securities and Exchange Commission, the Company believes that during fiscal year 2003, all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC, except as follows. Anthony Bay filed late one Form 4 reporting two transactions, both option grants. Jeffrey M. Cavins filed late one Form 4 reporting two transactions, one of which was an option grant. Jerold J. Goade, Jr. filed late one Form 4 reporting one transaction, an option grant. James R. Kuster failed to file a Form 3 upon becoming a director in December 2002, and also failed to file a Form 4 reflecting the Company’s redemption of a note for shares in December 2003. His initial holdings and the note redemption transaction were subsequently reported on Form 5. In addition, Mr. Kuster filed late one Form 4 reporting one transaction, an option grant. Johan C. Liedgren filed late one Form 4 reporting one transaction, an option grant. John H. Martin filed late his Form 3 reporting initial holdings. Kurt R. Krauss filed late his Form 3 covering initial holdings, and one Form 4 reflecting the Company’s redemption of two notes for shares. Michael S. Dougherty filed late his Form 3 reporting initial holdings. Michael H. Harburg filed late his Form 3 reporting initial holdings, and one Form 4 reporting one transaction, an option grant.

PERFORMANCE GRAPH

      Introductory Note: The stock price performance graph below is required by the SEC and will not deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such laws.

      Set forth below is a graph comparing the cumulative total return to stockholders on the Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S. companies) Index (the “Nasdaq Market Index”) and Internet Holders Trust for the period beginning on March 15, 2000, the date of the Company’s initial public offering and based upon the price to the public in the initial public offering of $16.00 per share, and ending on December 31, 2003.

      The comparisons shown in the graph below are based upon historical data and the Company cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s Common Stock. Information used in the graph was obtained from a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

Comparison of Cumulative Total Return Among Loudeye Corp. Common Stock,

Nasdaq Stock Market (U.S.) Index and Internet Holders Trust

      Performance graphs contained in previous filings by the Company included data on the cumulative total return of an index composed of other publicly-traded digital media technology companies (the “Peer Group”). The Peer Group was initially composed of Sonic Foundry, Inc. (Nasdaq: SOFO); Liquid Audio, Inc. (Nasdaq: LQID); Preview Systems, Inc. (Nasdaq: PRVW); Inter Trust Technologies Corp. (Nasdaq: ITRU); and MP3.com, Inc. (Nasdaq: MPPP). In August 2001, Preview Systems, Inc., subject to a previously announced plan of dissolution, distributed substantially all of its assets through a $3.50 per share cash dividend to stockholders. Also in August 2001, MP3.com, Inc. stockholders approved a merger with Vivendi Universal based on a price of $5.00 per common share. Preview Systems and MP3.com were removed from the Peer Group Index effective August 28, 2001, and the related “index value” attributed to those companies at that date was reallocated to the remaining three members of the Peer Group Index based upon their relative market capitalization on that date. On January 3, 2003 affiliates of Sony Corporation of America, Koninklijke Philips Electronics N.V. and Stephens Acquisition LLC acquired all of the then-outstanding shares of common stock of Inter Trust for $4.25 per share in cash. On June 6, 2003, Liquid Audio, Inc. ceased to be listed on the Nasdaq National Market due to failure to meet the continued listing requirements. Liquid Audio, Inc. is currently traded on the over-the-counter market. Of the initial members of the Peer Group, only two remained as publicly-traded companies as of December 31, 2003, one of which is only traded on the over-the-counter market. The closing prices of the stock of the members of the Peer Group as of December 31, 2003, were: $0.29 for Liquid Audio, Inc. and $1.90 for Sonic Foundry, Inc. The Company has determined that the substantial changes in the Peer Group have resulted in it no longer being useful for comparison purposes and that continued inclusion of the Peer Group might be misleading. Therefore, the Company has omitted the Peer Group from the graph above and will not use the Peer Group in future performance graphs. The total cumulative return on $100 invested in the Peer Group on March 15, 2000, was $94.16, $94.06 and $88.61 as of December 31, 2000, 2001 and 2002, respectively. The Company does not believe that a meaningful calculation of that value as of December 31, 2003, can be made.

PROPOSAL NO. 2 — AMENDMENT OF THE 2000 STOCK OPTION PLAN

      In April 2004, the Board of Directors approved, subject to stockholder approval, an amendment of the Company’s 2000 Stock Option Plan (the “2000 Plan”) to reserve an additional 5,500,000 shares of Common Stock for a total of 16,916,137 shares reserved for issuance thereunder, including the previously approved automatic annual increases effective on January 1 of each of the years 2001 to 2004. The previously approved automatic annual increase in each of the Company’s fiscal years beginning in 2001 and ending in 2005 is equal to the lesser of (i) 2,500,000 shares, (ii) 5% of the Company’s outstanding stock on the last day of the immediately preceding fiscal year, or (iii) a lesser number of shares, as determined by the Board of Directors. The automatic annual increase for fiscal years beginning in 2001 to 2004 are already included in the 11,416,137 shares currently reserved under the 2000 Plan, which reserve would increase to 16,916,137 shares if the proposal is approved. The automatic annual increase for 2005 would occur on January 1, 2005.

      If the stockholders approve the amendment to the 2000 Plan, each of the 1998 Stock Option Plan, Alive.com, Inc. 1998 Stock Option Plan, 2000 Director Stock Option Plan and 2000 Employee Stock Option Plan (collectively, the “Prior Option Plans”), will be terminated with respect to the availability of future option grants, but will continue to govern outstanding awards previously granted under such plans. As of April 15, 2004, 4,754,536 shares were available for grant under the Prior Option Plans. Accordingly, the approval of Proposal No. 2 by the stockholders will result in a net increase of only 745,464 shares available for grant under the Company’s equity incentive plans.

      The following is a summary of the principal features of the 2000 Plan. This summary does not purport to be a complete description of all the provisions of the 2000 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Chief Financial Officer at the Company’s principal offices at 1130 Rainier Avenue South, Seattle, Washington 98144.

General

      The Company’s 2000 Plan was adopted by the Board of Directors and approved by the stockholders in December 1999. In connection with the amendment of the 2000 Plan, the Board of Directors has reserved 5,500,000 additional shares of Common Stock for issuance. The Board of Directors believes that, in order to attract qualified employees, officers and consultants to the Company and to provide incentives to its current employees, officers, non-employee directors and consultants, it is necessary to grant options to purchase Common Stock to such persons pursuant to the 2000 Plan. Accordingly, the stockholders are being asked to approve the amendment of the 2000 Plan to ensure availability of adequate share reserves.

      The 2000 Plan provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), and for the granting of nonstatutory stock options and stock purchase rights to employees, non-employee directors and consultants. See “United States Federal Income Tax Information” below for information concerning the tax treatment of both incentive stock options and nonstatutory stock options.

      As of March 31, 2004, 1,132,518 shares had been issued upon exercise of options and 188,201 shares had been issued under stock purchase rights granted under the 2000 Plan. Options to purchase 9,307,357 shares were outstanding, no stock purchase rights were outstanding and 788,061 shares remained available for future grant. As of March 31, 2004, 9,279,741 of such outstanding options were held by employees, including current officers who are not executive officers, including 6,437,500 of such outstanding options held by current executive officers (8 persons) and 552,500 of such outstanding options held by current directors who are not executive officers (4 persons). As of March 31, 2004, the fair market value of all shares of Common Stock subject to outstanding options under the 2000 Plan was approximately $17,032,463 based on the closing sale price of $1.83 for the Company’s Common Stock as reported on the Nasdaq SmallCap Market on such date.

      The 2000 Plan is not a qualified deferred compensation plan under Section 401(a) of the Code, and is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Purpose

      The purposes of the 2000 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the employees, officers, consultants and non-employee directors of the Company, and to promote the success of the Company’s business.

Administration

      The 2000 Plan may be administered by the Board of Directors and/or a committee of the Board (the “Administrator”). Currently, the 2000 Plan is being administered by the Compensation Committee of the Board of Directors. The Administrator may determine the terms of the options and stock purchase rights granted, including the exercise or purchase price, the number of shares subject to each option or right and the applicable vesting and/or exercisability provisions. The Administrator also has the full power to select the individuals to whom options or rights will be granted and to make any combination of grants to any participants. The Administrator’s interpretation and construction of any provision of the 2000 Plan will be final and binding upon all participants.

Eligibility

      The 2000 Plan provides that incentive stock options may be granted only to employees (including officers and employee directors) of the Company and its subsidiaries, while nonstatutory stock options may be granted not only to employees (including officers and employee directors), but also consultants (including non-employee directors) of the Company and its subsidiaries.

      The 2000 Plan provides that the maximum number of shares of Common Stock that may be granted under awards to any employee under the 2000 Plan during any fiscal year is 2,500,000 shares. In addition, no employee may be granted incentive stock options that first become exercisable in any calendar year for common stock having a total fair market value, determined at time of grant, in excess of $100,000. To the extent options have been issued to a person that exceed the $100,000 limit, such excess options are treated as nonstatutory stock options.

Terms of Options

      The terms of options granted under the 2000 Plan are determined by the Administrator. Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions:

(a) Exercise of the Option. The optionee must earn the right to exercise the option by continuing to work for the Company. The Administrator determines when options are exercisable. An option is exercised by giving written notice of exercise to the Company specifying the number of full shares of Common Stock to be purchased, and by tendering payment of the purchase price to the Company. The method of payment of the exercise price of the shares purchased upon exercise of an option is determined by the Administrator.

(b) Exercise Price. The exercise price of options granted under the 2000 Plan is determined by the Administrator, and must be at least equal to the fair market value of the shares on the date of grant, in the case of incentive stock options, based upon the closing price on the Nasdaq SmallCap Market on the date of grant. Incentive stock options granted to stockholders owning more than 10% of the total combined voting power of all classes of the Company’s stock (such holders are referred to as “10% Stockholders”) are subject to the additional restriction that the exercise price on such options must be at least 110% of the fair market value on the date of the grant. The exercise price of nonstatutory stock options will be the price as determined by the Administrator, provided, that, nonstatutory stock options granted to a “covered employee” under Section 162(m) of the Code are subject to the additional restriction that the exercise price on such options must be at least 100% of the fair market value on the date of grant if such options are intended to qualify as performance-based compensation under Section 162(m).

(c) Termination of Employment. If the optionee’s employment or consulting relationship with the Company is terminated for any reason other than death or total and permanent disability, options under the 2000 Plan may be exercised not later than three (3) months (or such other period after, not less than thirty days, as is determined by the Administrator) after the date of such termination to the extent the option was exercisable on the date of such termination. In no event may an option be exercised by any person after the expiration of its term.

(d) Disability. If an optionee is unable to continue his or her employment or consulting relationship with the Company as a result of his or her total and permanent disability, options may be exercised within twelve months (or such other period of time not exceeding twelve months in the case of incentive stock options as is determined by the Administrator) after the date of termination and may be exercised only to the extent the option was exercisable on the date of termination, but in no event may the option be exercised after its termination date.

(e) Death. If an optionee should die while employed or retained by the Company, and such optionee has been continuously employed or retained by the Company since the date of grant of the option, the option may be exercised within twelve months after the date of death by the optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent the optionee would have been entitled to exercise the option on the date of death, but in no event may the option be exercised after its termination date. If an optionee should die within thirty days after the optionee has ceased to be continuously employed or retained by the Company, the option may be exercised within twelve months (or such other period as is determined by the Administrator, which determination must be made, in the case of an incentive stock option, on the date of grant) after the date of death by the optionee’s estate or by a person who acquired the right to exercise the option by bequest or inheritance to the extent that the optionee was entitled to exercise the option at the date of termination, but in no event may the option be exercised after its termination date.

(f) Option Termination Date. Incentive stock options granted under the 2000 Plan expire ten years from the date of grant unless a shorter period is provided in the option agreement. Incentive stock options granted to 10% Stockholders may not have a term of more than five years.

(g) Nontransferability of Options. Incentive stock options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime or, in the event of death, by a person who acquires the right to exercise the option by bequest or inheritance or by reason of the death of the optionee. In the case of nonstatutory stock options, the Administrator may at its discretion in certain circumstances allow the transferability of such options.

(h) Acceleration of Option. In the event of a merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the Company’s capital stock continue to hold more than 50% of the Company’s voting stock or sale of substantially all of the Company’s assets (a “Change of Control”), the vesting of each stock option outstanding under the 2000 Plan shall automatically be accelerated to the extent of 25% of the shares then unvested (with such vesting thereafter continuing on the schedule set forth in the applicable stock option) and each such outstanding stock option shall either be (i) assumed or replaced with equivalent option by the successor corporation or (ii) replaced by a cash incentive program of the successor corporation based on the value of the stock option at the time of the consummation of the transaction;

provided that if the successor corporation does not agree to assume the stock option or replace it with an equivalent option or cash incentive program, then the vesting of each outstanding stock option shall instead accelerate in full, with such stock options becoming fully vested. Any such acceleration shall occur effective immediately prior to consummation of the Change of Control upon such conditions as the Administrator shall determine. To the extent that an award is not exercised prior to consummation of a Change of Control transaction in which the stock is not being assumed or replaced with an equivalent option or cash incentive program by the successor corporation, such stock option shall terminate upon such consummation.

(i) Other Provisions. The option agreement may contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator.

Terms of Stock Purchase Rights

      In general, the terms of any stock purchase right granted under the 2000 Plan shall be as described below. The purchase price of shares subject to the right will be determined by the Administrator. The offer to purchase shares subject to the right shall be accepted by execution of a Restricted Stock Purchase Agreement in a form determined by the Administrator. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the 2000 Plan as may be determined by the Administrator in its sole discretion. The provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

Adjustments Upon Changes in Capitalization

      In the event any change, such as a stock split, reverse stock split, stock dividend, combination or reclassification, is made in the Company’s capitalization that results in an increase or decrease in the number of outstanding shares of Common Stock without receipt of consideration by the Company, appropriate adjustment shall be made in the exercise price of each outstanding option and stock purchase right, the number of shares subject to each option and right, and the annual limitation on grants to employees, as well as the number of shares available for issuance under the 2000 Plan. In the event of the proposed dissolution or liquidation of the Company, each option and stock purchase right will terminate unless otherwise provided by the Administrator.

Amendment and Termination

      The Board of Directors may amend the 2000 Plan at any time or from time to time or may terminate it without approval of the stockholders; provided, however, that stockholder approval will be obtained for any amendment as required by applicable law or rules. However, no action by the Board of Directors or the stockholders may alter or impair any option or stock purchase rights previously granted under the 2000 Plan, unless mutually agreed otherwise between the holder and the Board of Directors. The 2000 Plan will terminate in December 2009, provided that any options and stock purchase rights then outstanding under the 2000 Plan will remain outstanding until they expire by their terms.

United States Federal Income Tax Information

      The following is a brief summary of the U.S. federal income tax consequences of transactions under the 2000 Plan based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary addresses only current U.S. federal income tax law and expressly does not discuss the income tax laws of any state, municipality, non-U.S. taxing jurisdiction or gift, estate or other tax laws other than federal income tax law. The Company advises all participants to consult their own tax advisor concerning the tax implications of option or stock purchase right grants and exercises and the disposition of stock acquired upon such exercises, under the 2000 Plan.

      Options granted under the 2000 Plan may be either incentive stock options, which are intended to qualify for the special tax treatment provided by Section 422 of the Code, or nonstatutory stock options, which will not qualify. If an option granted under the 2000 Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and will incur no tax liability due to the exercise. However, the exercise of an incentive stock option may increase the optionee’s alternative minimum tax liability, if any. The Company will not be allowed a deduction for federal income tax purposes as a result of the exercise of an incentive stock option regardless of the applicability of the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercise of the option by the optionee, any gain will be treated as a long-term capital gain. If both of these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of the fair market value of the Common Stock on the date of the option exercise or the sale price of the Common Stock. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a disposition of the shares prior to completion of both of the above holding periods in excess of the amount treated as ordinary income will be characterized as long-term capital gain if the sale occurs more than one year after exercise of the option or as short-term capital gain if the sale is made earlier. For individual taxpayers, the current maximum U.S. federal income tax rate on long-term capital gains is 15%, whereas the maximum rate on other income is 35%. Capital losses for individual taxpayers are allowed in full against capital gains plus $3,000 of other income.

      All other options that do not qualify as incentive stock options are referred to as nonstatutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a nonstatutory stock option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares over the exercise price. The income recognized by an optionee who is also an employee of the Company will be subject to income and employment tax withholding by the Company by payment in cash by the optionee or out of the optionee’s current earnings. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares as of the date of exercise of the option will be treated as capital gain or loss, and will qualify for long-term capital gain or loss treatment if the shares have been held for more than one year from date of exercise.

      A stock purchase right is a right to purchase stock that is not eligible for special tax treatment. The tax treatment of these stock purchases is determined under Section 83 of the Code. Normally, a purchaser will recognize ordinary income in the year in which the stock purchase right is exercised in an amount equal to the excess of (i) the fair market value of the purchased shares on the purchase date over (ii) the purchase price. However, if the shares are unvested and subject to the Company’s right to repurchase those shares at the original purchase price upon a termination of the purchaser’s employment prior to full vesting of those shares, the purchaser will not recognize any taxable income at the time of purchase (unless the purchaser files an election under Section 83(b)), but the purchaser will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date such shares vest over (ii) the purchase price paid for the shares. When unvested shares subject to the Company’s repurchase right are purchased, the purchaser may elect under Section 83(b) to recognize income at the time of exercise. In general, whenever the purchaser recognizes ordinary income with respect to a stock purchase right, the Company will be entitled to a deduction in the same amount.

      The disposition of shares acquired under a stock purchase right will also have tax consequences. The seller will recognize capital gain to the extent the amount realized upon the sale exceeds the fair market value of the shares at the time the seller recognized the ordinary income with respect to their acquisition. A capital loss will result to the extent the amount realized upon the sale is less than such fair market value. The gain or loss will be long-term if the shares are held for more than one year prior to the disposition. If a purchaser acquires unvested shares subject to the Company’s repurchase right, the holding period will start either (i) at the time the shares vest, if no Section 83(b) election is made at the time of exercise, or (ii) at the time the option is exercised if a Section 83(b) election is properly filed.

New Plan Benefits

      The following table sets forth the number of stock options that may be received by or allocated to each of the named individuals under the 2000 Plan in the future, assuming Proposal 2 is approved by stockholders. The Compensation Committee has indicated its intention to grant the options set forth below, but has not yet taken formal action to make such grants. The Compensation Committee has discretion to issue additional options to persons and classes of persons named below from time to time, subject to the terms and conditions of the 2000 Plan, but the amounts of such stock option grants are not currently determinable.

	2000 Stock Option Plan

		Number of Shares
		Subject to Stock
Name and Position	Dollar Value ($)(1)	Options(2)

John T. Baker IV		—
Chairman and Chief Executive Officer
Philip J. Gioia		—
Chief Executive Officer
Jeffrey M. Cavins		750,000
President, Chief Executive Officer and Director
Michael S. Dougherty		165,000
Vice President of Corporate Development
Jerold J. Goade, Jr.		165,000
Senior Vice President of Finance
Michael H. Harburg		—
Vice President of Technical Business Development
John H. Martin		225,000
Senior Vice President of Technology & Development
All current executive officers as a group		1,755,000
All current non-executive directors as a group		—
All current non-executive employees as a group		—

(1)	Each option will be granted on or after the Annual Meeting Date, at an exercise price per share equal to the fair market value of a share of Common Stock on that date. Accordingly, the dollar value of the option grants cannot be determined at this time. The closing price of the Company’s Common Stock on the Nasdaq SmallCap Market on April 21, 2004 was $1.80.

(2)	Each option will expire on the tenth anniversary of the grant date, and will be subject to vesting as follows: 25% of the shares subject to each option will vest and become exercisable on the first anniversary of the grant date, and the remaining unvested shares subject to the option will vest and become exercisable in equal monthly installments over the thirty-six month period following the first anniversary of the grant date.

Required Vote

      The approval of the amendment of the 2000 Plan to reserve 5,500,000 additional shares for issuance thereunder requires the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present at the Annual Meeting in person or by proxy and entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 2.

PROPOSAL NO. 3 — AMENDMENT TO CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED COMMON STOCK

      In April 2004, the Board of Directors approved an amendment to the Company’s Certificate of Incorporation to increase the authorized number of shares of Common Stock, $0.001 par value per share, of the Company from 100,000,000 to 135,000,000. The amendment is attached to this proxy as Annex A. The additional shares of Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding shares of Common Stock of the Company. Adoption of the amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company, except to the extent additional shares are actually issued, which may have certain effects, including dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of a Certificate of Amendment of the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware. At March 31, 2004, 69,797,750 shares of Common Stock were outstanding, and 16,075,529 shares of Common Stock were reserved for options, warrants, employee equity plans and other purposes. An increase in the authorized number of shares of Common Stock of the Company to 135,000,000 would result in approximately 49,126,721 authorized shares being available.

Purpose and Effect of the Amendment

      The principal purposes of the amendment are to facilitate the reservation of shares under the Company’s Stock compensation plans and to provide the Company with the flexibility to issue shares of Common Stock for proper corporate purposes, which may be identified in the future, such as to raise equity capital, declare stock dividends, make acquisitions through the use of stock or reserve additional shares for issuance under equity incentive plans. The Board of Directors has not authorized or taken any action with respect to the issuance of, and has no present agreement or arrangement to issue any of, the additional shares that would be available if the amendment is approved by the stockholders.

      The increased reserve of shares available for issuance may be used to facilitate public or private financings. The Company currently operates at a loss. If required operating funds cannot be generated by operations, the Company may need to, among other things, issue and sell unregistered Common Stock, or securities convertible into Common Stock, in private transactions. Such transactions might not be available on terms favorable to the Company, or at all. Such issuances, particularly if in private financings, could be at prices less than the public trading price of the Common Stock at the time, and could contain rights and preferences senior to those of the Common Stock.

      The increased reserve of shares available for issuance also may be used in connection with potential acquisitions. The ability to use its stock as consideration provides the Company with negotiation benefits and increases its ability to execute its growth strategy which may include the acquisition of other businesses or technologies.

      In addition, the increased reserve of shares available for issuance may be used for the Company’s equity incentive plans for grants to its employees, consultants and directors. Such equity incentive plans will be used to attract and retain employees or in connection with potential acquisitions as the Company grants options to the employees of the acquired companies.

      The flexibility of the Board of Directors to issue additional shares of Common Stock could enhance the Board’s ability to negotiate on behalf of the stockholders in a takeover situation. The authorized but unissued shares of Common Stock (as well as the authorized but unissued shares of Preferred Stock) could be used by the Board of Directors to discourage, delay or make more difficult a change in the control of the Company. For example, such shares could be privately placed with purchasers who might align themselves with the Board of Directors in opposing a hostile takeover bid. The issuance of additional shares could serve to dilute the stock ownership of persons seeking to obtain control and thereby increase the cost of acquiring a given percentage of the outstanding stock. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), stockholders should be aware that approval of the amendment could facilitate future efforts by the Company to deter or prevent changes in control of the Company, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices. The Company has previously adopted certain measures that may have the effect of delaying or preventing an unsolicited takeover attempt, including a classified Board of Directors and provisions of the Certificate authorizing the Board to issue up to 5,000,000 shares of Preferred Stock with terms, provisions and rights fixed by the Board.

      The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and therefore needs to avoid the time (and expense) of seeking stockholder approval in connection with the contemplated action. If the amendment is approved by the stockholders, the Board of Directors does not intend to solicit further stockholder approval prior to the issuance of any additional shares of Common Stock, except as may be required by applicable law or rules. For example, under rules and policies of the Nasdaq Stock Market, stockholder approval is required for any issuance of 20% or more of the Company’s outstanding shares in connection with acquisitions or discounted private placements. The Company reserves the right to seek a further increase in the authorized number of shares from time to time as considered appropriate by the Board of Directors.

Description Of Common Stock

      The Common Stock is a typical and customary form of common stock and is publicly traded on the Nasdaq SmallCap Market. The holders of Common Stock are entitled to one vote per share on all matters to be voted upon by stockholders. The holders of Common Stock are not entitled to cumulate their votes in the election of directors. All shares of Common Stock rank equally as to voting and all other matters. Subject to the prior rights of holders of Preferred Stock, if any, the holders of Common Stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available for payment. Such dividends may be paid in cash, property or shares of Common Stock. The shares of Common Stock have no pre-emptive or conversion rights, no redemption or sinking fund provisions and are not liable for further call or assessment.

Vote Required

      The affirmative vote of the holders of a majority of the outstanding shares of capital stock (including the Common Stock and outstanding preferred stock with voting rights), voting together as a single class, is required to approve the amendment. As a result, abstentions and broker non-votes will have the same effect as negative votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF PROPOSAL NO. 3.

FUTURE STOCKHOLDER PROPOSALS; OTHER MATTERS

Stockholder Proposals

      The Board of Directors knows of no other proposals that will be presented for consideration at the Annual Meeting. If any other proposals are properly brought before the Annual Meeting, the proxy holders intend to vote on such proposals in accordance with their best judgment.

      Rule 14a-8 under the Exchange Act requires that a stockholder proposal intended to be included in the Proxy Statement for the 2005 Annual Meeting be received at the Company’s executive offices no later than January 3, 2005. The proposal may be omitted from the Annual Meeting Proxy Statement if the submitting stockholder does not meet the applicable requirements under Rule 14a-8.

      The Company’s Bylaws also establish an advance notice procedure with respect to certain stockholder proposals and director nominations. If a stockholder wishes to have a stockholder proposal considered at the Company’s next annual meeting, the stockholder must give timely notice of the proposal in writing to the

Secretary of the Company and the proposal must be a proper matter for stockholder action under Delaware law. To be timely, a stockholder’s notice of the proposal must be delivered to, or mailed and received at, the Company’s principal executive offices not earlier than January 27, 2005 and not later than February 26, 2005; provided, however, that in the event that (i) the date of the annual meeting is more than 30 days prior to or more than 60 days after the anniversary date of the 2004 Annual Meeting, and (ii) less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the meeting was mailed or such public disclosure was made.

      A stockholder’s notice to the Secretary must set forth: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including, without limitation, (a) the name, age, business address and residence address of such person, (b) the principal occupation or employment of such person, and (c) the class and number of shares of the Company which are beneficially owned by such person; (ii) as to any other business that the stockholder proposes to bring before the meeting, (a) a brief description of such business, (b) the reasons for conducting such business at the annual meeting, and (c) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is made, (a) the name and address of the stockholder, as they appear on the Company’s books, and of such beneficial owner, and (b) the class and number of shares of the Company which are owned of record by such stockholder and beneficially by such beneficial owner.

Annual Report on Form 10-K

      Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003 as filed with the SEC are being mailed to the Company’s stockholders of record with this Proxy Statement and are available to stockholders without charge upon written request addressed to Michael Dougherty, Vice President of Corporate Development, Loudeye Corp., 1130 Rainier Avenue South, Seattle, Washington 98144.

      IT IS IMPORTANT THAT PROXIES BE AUTHORIZED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

ANNEX A

LOUDEYE CORP.

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION

      Jeffrey M. Cavins certifies that:

1. He is the Chief Executive Officer of Loudeye Corp., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

2. RESOLVED, that paragraph (A) of ARTICLE IV of the Amended and Restated Certificate of Incorporation of this corporation be amended to provide as set forth below, and such provisions shall supercede paragraph (A) of ARTICLE IV of the existing Amended and Restated Certificate of Incorporation in its entirety:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is One Hundred Forty (140,000,000) shares, each with a par value of $0.001 per share. One Hundred Thirty-Five Million (135,000,000) shares shall be Common Stock and Five Million (5,000,000) shares shall be Preferred Stock.”

3. The foregoing Amendment of the Amended and Restated Certificate of Incorporation has been duly approved by the Board of Directors.

4. The foregoing Amendment of the Amended and Restated Certificate of Incorporation has been duly approved by vote of the required number of shares of common stock of the Company pursuant to Section 242 of the General Corporation Law of the State of Delaware.

      IN WITNESS WHEREOF, the Certificate of Amendment of the Amended and Restated Certificate of Incorporation has been executed by the Chief Executive Officer of the Company on this        day of           , 2004.

LOUDEYE CORP.

Jeffrey M. Cavins,
Chief Executive Officer

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ANNEX B

LOUDEYE CORP.

BOARD OF DIRECTORS

COMPENSATION COMMITTEE CHARTER

(Approved January 22, 2004)

Organization

      There shall be a committee of the Board of Directors of Loudeye Corp. (the “Company”) to be known as the Compensation Committee (the “Committee”). The Committee shall be composed entirely of directors who are:

•	“independent,” as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment;

•	“non-employee directors,” as that term is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended; and

•	“outside directors,” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended.

      Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

Statement of Policy

      The primary purposes of the Committee are to:

•	Provide assistance to the entire Board of Directors in fulfilling its responsibilities to the shareholders, potential shareholders, and the investment community relating to compensation of the Company’s executives.

•	Administer the Company’s equity compensation plans.

•	Produce an annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with applicable rules and regulations.

      Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Responsibilities

      The Committee shall have the following responsibilities:

•	The Committee shall review and approve performance goals and objectives for executive officers, including the CEO.

•	The Committee shall evaluate the CEO’s performance in light of those goals and objectives, and at a meeting in executive session, have sole authority to set the CEO’s compensation level based on this evaluation.

•	In determining the long-term incentive component of CEO compensation, the Committee should consider the Company’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years, and other factors it considers relevant.

•	The Committee shall approve the compensation of executive officers other than the CEO. The CEO may be present at such deliberations, but may not vote.

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•	The Committee shall review and approve incentive-compensation plans and equity-based plans for all of the Company’s executive officers, and make recommendations to the Board for its approval as applicable.

•	The Committee shall administer and make grants under the Company’s incentive-compensation plans and equity-based plans to the extent such function is delegated to the Committee by the Board with respect to each such plan.

•	The Committee shall develop and implement a long-term strategy of employee compensation and the types of stock and other compensation plans to be used by the Company and the shares and amounts reserved thereunder.

•	The Committee shall address any other compensation matters as from time to time directed by the Board.

•	The Committee shall produce the compensation committee report required by applicable laws and regulations for inclusion in the Company’s proxy statement or other SEC filings, discussing among other things:

•	The criteria on which compensation paid to the CEO for the last completed fiscal year is based.

•	The relationship of such compensation to the Company’s performance.

•	The Committee’s executive compensation policies applicable to executive officers.

•	Whether the Company’s allowable deduction for compensation to the Company’s executive officers could be limited pursuant to Section 162(m) of the Internal Revenue Code.

•	The Committee shall annually review Board compensation and make related recommendations to the Board.

•	The Committee shall annually provide to the Board for its evaluation a report concerning the performance of the Committee.

•	The Committee shall, with the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board’s annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

•	The Committee shall regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and shall make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

Meetings and Voting

      The Committee shall meet as often as necessary, but at least once annually. The affirmative vote of a majority of the members present at a meeting at which a quorum is present shall constitute action of the Committee.

Authority to Engage Independent Counsel and Advisors; Access

      In the process of discharging its duties, if a compensation consultant is needed to assist in the evaluation of director, CEO or senior executive compensation, the Committee shall have authority to retain and terminate the consulting firm, including authority to approve the firm’s fees (which shall be paid by the Company) and other retention terms. The Committee shall also have the right to engage and determine funding for independent counsel and other advisors at the expense of the Company. The Committee may seek any information it requires from employees of the Company, all of whom shall be directed to cooperate with the Committee’s requests, and from external parties.

Compensation

      Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

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ANNEX C

LOUDEYE CORP.

BOARD OF DIRECTORS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

(Approved January 22, 2004)

Organization

      There shall be a committee of the Board of Directors of Loudeye Corp. (the “Company”) to be known as the Nominating and Governance Committee (the “Committee”). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. Unless the Board elects a Chair of the Committee, the Committee shall elect a Chair by majority vote.

Statement of Policy

      The primary purposes of the Committee are to:

•	Oversee the annual evaluation of the Board’s effectiveness.

•	Identify individuals qualified to become Board members.

•	Recommend the persons to be nominated by the Board for election as directors at the annual meeting of stockholders.

•	Regularly review and advise the Board with respect to corporate governance principles and policies applicable to the Company.

      Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Responsibilities

      The Committee shall have the following responsibilities:

•	The Committee shall regularly address the issues of appointment and removal of members of the Committee, qualification of Committee members, and Committee structure and operation, and shall make recommendations to the Board concerning any proposed changes to Committee membership, structure, or authority.

•	Except where the Company is legally required by contract or otherwise to provide third parties with the ability to nominate directors, the Committee shall have sole responsibility and authority for recommending the persons to be nominated by the Board for election as directors at the annual meeting of stockholders, and the sole responsibility for recommending the persons to be appointed by the Board to fill any vacancies on the Board that the Board has authority to fill.

•	The Committee shall use the criteria and the principles set forth in the Company’s Board Guidelines on Significant Corporate Governance Issues (the “Governance Guidelines”) to guide its director selection process. The Committee shall, from time to time as it deems appropriate, review and reassess the adequacy of the Governance Guidelines, with assistance of legal counsel, and recommend any proposed changes to the Board for approval.

•	The Committee shall conduct background checks on all director nominees and shall have the sole authority to retain and terminate any search firm to be used to identify director nominees, including sole authority to approve the search firm’s fees and other retention terms. The Committee is

C-1

empowered, without further action by the Board, to cause the Company to pay the compensation of any search firm engaged by the Committee.

•	The Committee shall establish and oversee a policy for considering shareholder nominees for directors, and shall develop the procedures that must be followed by shareholders in submitting recommendations.

•	The Committee shall evaluate director candidates recommended by the shareholders using the criteria and the principles for director selection set forth in the Governance Guidelines.

•	The Committee shall be responsible for recommending to the Board the directors to be appointed to each committee. The Committee shall also monitor and recommend the functions of various committees.

•	The Committee shall establish and oversee a procedure for shareholders to communicate with the Board.

•	The Committee shall be responsible for overseeing an annual self-evaluation of the Board to determine whether it is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the Board’s performance, to be discussed with the Board. The Committee shall also evaluate its own performance as a committee on an annual basis and report same to the Board. The Committee shall be responsible for reviewing with the Board, on an annual basis, the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

•	The Committee shall consider questions of conflict of interest of board members and senior management.

•	The Committee shall oversee director orientation programs, and shall also oversee director retirement policies and resignation of directors from the Board.

•	The Committee shall, with the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board’s annual organizational meeting of the results of its assessment, including any recommendations for changes to this charter.

Meetings and Voting

      The Committee will meet as often as necessary, but at least once annually or more frequently as required by law. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. The affirmative vote of a majority of the members present at a meeting at which a quorum (constituting two-thirds of the members) is present shall constitute action of the Committee. Minutes will be prepared.

Authority to Engage Independent Counsel and Advisors

      The Committee shall have the right to engage and determine funding for independent counsel and other advisors at the expense of the Company.

Compensation

      Members of the Committee shall receive compensation for attending Committee meetings as defined and approved by the Board of Directors.

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ANNEX D

LOUDEYE CORP.

BOARD OF DIRECTORS

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

(Approved January 22, 2004)

Organization

      There shall be a committee of the Board of Directors of Loudeye Corp. (the “Company”) to be known as the Audit Committee (the “Committee”). The Board of Directors shall appoint the members of the Committee, which will be composed of at least three directors. The Committee shall be composed entirely of directors that are independent, as defined by the applicable rules and regulations of the Securities and Exchange Commission and Nasdaq, and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment. Each Committee member will be financially literate, as defined by the applicable rules and regulations of Nasdaq. At least one member of the Committee shall be designated as the “financial expert,” as defined by applicable legislation and regulation of the Securities and Exchange Commission.

Statement of Policy

      The primary purposes of the Committee are to assist the Board of Directors in fulfilling its oversight responsibilities for:

•	the integrity of the Company’s financial statements;

•	the Company’s compliance with legal and regulatory requirements;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s internal audit function and independent auditors.

      Except as otherwise required by applicable law, regulations or listing standards, all major decisions are considered by the Board of Directors as a whole.

Authority

      The Committee has authority to conduct or authorize investigations into any matters within its scope of responsibility. It is empowered to:

•	Appoint, compensate, and oversee the work of any public accounting firm employed by the Company.

•	Resolve any disagreements between management and the auditor regarding financial reporting.

•	Pre-approve all auditing and non-audit services by the Company’s auditor.

•	Retain independent counsel, auditors, or others at the expense of the Company to advise the Committee or assist in the conduct of an investigation.

•	Seek any information it requires from employees — all of whom are directed to cooperate with the Committee’s requests — or external parties.

•	Meet with Company officers, external auditors, or outside counsel, as necessary.

Responsibilities

      The Committee will carry out the following responsibilities:

Financial Statements

•	Review significant accounting and reporting issues, including complex or unusual transactions and highly judgmental areas, recent professional and regulatory pronouncements, off-balance sheet structures, and understand their impact on the financial statements.

•	Review with management and the external auditors the results of the audit, including any difficulties encountered.

•	Review the annual financial statements and confirm they are complete and consistent with information known to Committee members, and reflect appropriate accounting principles.

•	Review other sections of the annual report and related regulatory filings, including the disclosures made in the Management Discussion and Analysis, before release and consider the accuracy and completeness of the information.

•	Review interim financial reports with management and the external auditors before filing with regulators, including the disclosures made in the Management Discussion and Analysis, and consider whether they are complete and consistent with the information known to Committee members.

•	Review disclosures made to the Committee by the Company’s CEO and CFO during their certification process for the annual report and interim reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have significant disagreements with management.

•	Review with outside counsel any legal matter that could have a significant impact on the Company’s financial statements.

Internal Control

•	Review the effectiveness of the Company’s internal control system, including information technology security and control.

•	Understand the scope of internal and external auditors’ review of internal control over financial reporting, and obtain reports on significant findings and recommendations, together with management’s responses.

Internal Audit

•	Review with management and the chief audit executive the plans, activities and staffing of internal audit processes.

•	Ensure there are no unjustified restrictions or limitations, and review and concur in the appointment, replacement, or dismissal of the chief audit executive.

•	Review the effectiveness of internal audit processes.

•	On a regular basis, meet separately with the chief audit executive to discuss any matters that the Committee or internal audit believes should be discussed privately.

•	Review accounting and financial human resources and succession planning within the Company.

External Audit

•	Review the external auditors’ proposed audit scope and approach, including coordination of audit effort with internal audit.

•	Review the performance of the external auditors, and exercise final approval on the appointment or discharge of the auditors.

•	Review and confirm the independence of the external auditors by obtaining statements from the auditors on relationships between the auditors and the Company, including non-audit services, and discussing the relationships with the auditors.

•	On a regular basis, meet separately with the external auditors to discuss any matters that the Committee or auditors believe should be discussed privately.

Compliance

•	Review the effectiveness of the system for monitoring compliance with laws and regulations pertinent to the Company and the results of management’s investigation and follow-up (including disciplinary action) of any instances of noncompliance.

•	Review the findings of any examinations by regulatory agencies, and any auditor observations.

•	Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

•	Review the process for communicating the code of ethics to Company personnel, and for monitoring compliance therewith.

•	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	Obtain regular updates from management and Company legal counsel regarding compliance matters.

Reporting Responsibilities

•	Regularly report to the Board of Directors about Committee activities, issues, and related recommendations.

•	Provide an open avenue of communication between internal audit, the external auditors, and the Board of Directors.

•	Report annually to the shareholders, describing the Committee’s composition, responsibilities and how they were discharged, including approval of non-audit services.

•	Review any other reports the Company issues that relate to Committee responsibilities, including having discussion with management regarding the Company’s earnings, press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies.

Other Responsibilities

•	Perform other activities related to this charter as requested by the Board of Directors.

•	Institute and oversee special investigations as needed.

•	With the assistance of legal counsel, review and assess the adequacy of this charter annually, and present a report to the Board at the Board’s annual organizational meeting of the results of the Committee’s assessment, including any recommendations for changes to this charter.

•	Confirm annually that all responsibilities outlined in this charter have been carried out.

•	Evaluate the Committee’s and individual members’ performance on a regular basis, and annually provide to the Board for its evaluation a report concerning the performance of the Committee.

Meetings and Voting

      The Committee will meet at least four times a year, with authority to convene additional meetings, as circumstances require. All Committee members are expected to attend each meeting, in person or via tele- or video-conference. The affirmative vote of a majority of the members present at a meeting at which a quorum (consisting of two-thirds of the members) is present shall constitute action of the Committee. The Committee will invite members of management, auditors or others to attend meetings and provide pertinent information, as necessary. It will hold private meetings with auditors (see above) and executive sessions. Meeting agendas will be prepared and provided in advance to members, along with appropriate briefing materials. Minutes will be prepared.

Compensation

      Members of the Committee shall receive compensation for attending Committee meetings as and if defined and approved by the Board of Directors.

Limitation of Committee’s Role

      While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. The Company’s financial statements are the responsibility of management. The external auditors are responsible for planning and conducting audits to determine whether the financial statements present fairly, in material respects, the financial position of the Company.

APPENDIX

LOUDEYE CORP.

2000 STOCK OPTION PLAN

adopted by the Board of Directors
and approved by the Stockholders
in December, 1999
(as amended April 15, 2004)

      1. Purposes of the Plan. The purposes of this 2000 Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants and to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder. Stock purchase rights may also be granted under the Plan.

      2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b) “Affiliate” means an entity other than a Subsidiary (as defined below) which, together with the Company, is under common control of a third person or entity.

(c) “Applicable Laws” means the legal requirements relating to the administration of stock option and restricted stock purchase plans under applicable U.S. state corporate laws, U.S. federal and applicable state securities laws, the Code, any Stock Exchange rules or regulations and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan, as such laws, rules, regulations and requirements shall be in place from time to time.

(d) “Board” means the Board of Directors of the Company.

(e) “Change of Control” means a sale of all or substantially all of the Company’s assets, or any merger or consolidation of the Company with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of the Company outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company, or such surviving entity, outstanding immediately after such transaction.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 4 below.

(h) “Common Stock” means the Common Stock of the Company.

(i) “Company” means Loudeye Corp., a Delaware corporation.

(j) “Consultant” means any person, including an advisor, who is engaged by the Company or any Parent, Subsidiary or Affiliate to render services and is compensated for such services, and any director of the Company whether compensated for such services or not.

(k) “Continuous Status as an Employee or Consultant” means the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Parents, Subsidiaries, Affiliates or their respective successors. A change in status from an Employee to a Consultant or from a Consultant to an Employee will not constitute an interruption of Continuous Status as an Employee or Consultant.

(l) “Corporate Transaction” means a sale of all or substantially all of the Company’s assets, or a merger, consolidation or other capital reorganization of the Company with or into another corporation.

(m) “Director” means a member of the Board.

(n) “Employee” means any person (including, if appropriate, any Named Executive Officer, officer or Director) employed by the Company or any Parent, Subsidiary or Affiliate, with the status of employment determined based upon such factors as are deemed appropriate by the Administrator in its discretion, subject to any requirements of the Code or the Applicable Laws. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the fair market value of the Common Stock, as determined by the Administrator in good faith on such basis as it deems appropriate and applied consistently with respect to Participants. Whenever possible, the determination of Fair Market Value shall be based upon the closing price for the Shares as reported in the Wall Street Journal for the applicable date.

(q) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Option Agreement.

(r) “Listed Security” means any security of the Company that is listed or approved for listing on a national securities exchange or designated or approved for designation as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

(s) “Named Executive” means any individual who, on the last day of the Company’s fiscal year, is the chief executive officer of the Company (or is acting in such capacity) or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.

(t) “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Option Agreement.

(u) “Option” means a stock option granted pursuant to the Plan.

(v) “Option Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of an Option granted under the Plan and includes any documents attached to or incorporated into such Option Agreement, including, but not limited to, a notice of stock option grant and a form of exercise notice.

(w) “Option Exchange Program” means a program approved by the Administrator whereby outstanding Options are exchanged for Options with a lower exercise price.

(x) “Optioned Stock” means the Common Stock subject to an Option.

(y) “Optionee” means an Employee or Consultant who receives an Option.

(z) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code, or any successor provision.

(aa) “Participant” means any holder of one or more Options or Stock Purchase Rights, or the Shares issuable or issued upon exercise of such awards, under the Plan.

(bb) “Plan” means this 2000 Stock Option Plan.

(cc) “Reporting Person” means an officer, Director, or greater than ten percent stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

(dd) “Restricted Stock” means Shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

(ee) “Restricted Stock Purchase Agreement” means a written document, the form(s) of which shall be approved from time to time by the Administrator, reflecting the terms of a Stock Purchase Right granted under the Plan and includes any documents attached to such agreement.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

(gg) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(hh) “Stock Exchange” means any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any given time.

(ii) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 11 below.

(jj) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code, or any successor provision.

(kk) “Ten Percent Holder” means a person who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary.

      3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be sold under the Plan is 16,916,137 Shares of Common Stock, plus an annual increase on the first day of the Company’s fiscal year beginning in 2005 equal to the lesser of (i) 2,500,000 Shares, (ii) five percent (5%) of the Shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of Shares as the Board shall determine. The Shares may be authorized, but unissued, or reacquired Common Stock. If an award should expire or become unexercisable for any reason without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares that were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. In addition, any Shares of Common Stock which are retained by the Company upon exercise of an Option or Stock Purchase Right in order to satisfy the exercise or purchase price for such Option or Stock Purchase Right or any withholding taxes due with respect to such exercise or purchase shall be treated as not issued and shall continue to be available under the Plan. Shares issued under the Plan and later repurchased by the Company pursuant to any repurchase right which the Company may have shall not be available for future grant under the Plan.

      4. Administration of the Plan.

      (a) General. The Plan shall be administered by the Board or a Committee, or a combination thereof, as determined by the Board. The Plan may be administered by different administrative bodies with respect to different classes of Participants and, if permitted by the Applicable Laws, the Board may authorize one or more officers to make awards under the Plan.

      (b) Committee Composition. If a Committee has been appointed pursuant to this Section 4, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of any Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies (however caused) and remove all members of a Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws and, in the case of a Committee administering the Plan in accordance with the requirements of Rule 16b-3 or Section 162(m) of the Code, to the extent permitted or required by such provisions.

      (c) Powers of the Administrator. Subject to the provisions of the Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(p) of the Plan;

(ii) to select the Employees and Consultants to whom Options and Stock Purchase Rights may from time to time be granted;

(iii) to determine whether and to what extent Options and Stock Purchase Rights are granted;

(iv) to determine the number of Shares of Common Stock to be covered by each award granted;

(v) to approve the form(s) of agreement(s) used under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, which terms and conditions include but are not limited to the exercise or purchase price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option, Optioned Stock, Stock Purchase Right or Restricted Stock, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vii) to determine whether and under what circumstances an Option may be settled in cash under Section 10(f) instead of Common Stock;

(viii) to implement an Option Exchange Program on such terms and conditions as the Administrator in its discretion deems appropriate; provided however that no amendment or adjustment to an Option that would materially and adversely affect the rights of any Optionee shall be made without the prior written consent of the Optionee;

(ix) to adjust the vesting of an award held by an Employee or Consultant as a result of a change in the terms and conditions under which such person is providing services to the Company;

(x) to construe and interpret the terms of the Plan and awards granted under the Plan, which constructions, interpretations and decisions shall be final and binding on all Participants; and

(xi) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options or Stock Purchase Rights to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs.

      5. Eligibility.

      (a) Recipients of Grants. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees, provided that Employees of Affiliates shall not be eligible to receive Incentive Stock Options.

      (b) Type of Option. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option.

      (c) ISO $100,000 Limitation. Notwithstanding any designation under Section 5(b), to the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares subject to an Incentive Stock Option shall be determined as of the date of the grant of such Option.

      (d) No Employment Rights. The Plan shall not confer upon any Participant any right with respect to continuation of an employment or consulting relationship with the Company, nor shall it interfere in any way with such Participant’s right or the Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

      6. Term of Plan. The Plan shall become effective upon its adoption by the Board of Directors. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 15 of the Plan.

      7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided that the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement and provided further that, in the case of an Incentive Stock Option granted to a person who at the time of such grant is a Ten Percent Holder, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

      8. Limitation on Grants to Employees. Subject to adjustment as provided in Section 14 below, the maximum number of Shares which may be subject to Options and Stock Purchase Rights granted to any one Employee under this Plan for any fiscal year of the Company shall be 2,500,000.

      9. Option Exercise Price and Consideration.

      (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator and set forth in the Option Agreement, but shall be subject to the following:

(i) In the case of an Incentive Stock Option.

(A) granted to an Employee who at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant; or

(B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Nonstatutory Stock Option

(A) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a person who is at the time of grant is a Ten Percent Holder, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant if required by the Applicable Laws and, if not so required, shall be such price as is determined by the Administrator;

(B) granted to a person who, at the time of the grant of such Option, is a Named Executive of the Company, the per share Exercise Price shall be no less than 100% of the Fair Market Value on the date of grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code and if not so intended shall be such price as is determined by the Administrator; or

(C) granted prior to the date, if any, on which the Common Stock becomes a Listed Security to any person other than a Named Executive or a Ten Percent Holder, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant if required by Applicable Law and, if not so required, shall be such price as is determined by the Administrator.

(iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

      (b) Permissible Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash; (2) check; (3) delivery of Optionee’s promissory note with such recourse, interest, security and redemption provisions as the Administrator determines to be appropriate (subject to the provisions of Section 153 of the Delaware General Corporation Law); (4) cancellation of indebtedness; (5) other Shares that (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which the Option is exercised; (6) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and prompt delivery to the Company of the sale or loan proceeds required to pay the exercise price and any applicable withholding taxes; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted under the Applicable Laws. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company and the Administrator may refuse to accept a particular form of consideration at the time of any Option exercise if, in its sole discretion, acceptance of such form of consideration is not in the best interests of the Company at such time.

      10. Exercise of Option.

      (a) General.

(i) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, consistent with the term of the Plan and reflected in the Option Agreement, including vesting requirements and/or performance criteria with respect to the Company and/or the Optionee; provided however that, if required by the Applicable Laws, any Option granted prior to the date, if any, upon which the Common Stock becomes a Listed Security shall become exercisable at the rate of at least 20% per year over five years from the date the Option is granted. In the event that any of the Shares issued upon exercise of an Option (which exercise occurs prior to the date, if any, upon which the Common Stock becomes a Listed Security) should be subject to a right of repurchase in the Company’s favor, such repurchase right shall, if required by the Applicable Laws, lapse at the rate of at least 20% per year over five years from the date the Option is granted. Notwithstanding the above, in the case of an Option granted to an officer, Director or Consultant of the Company or any Parent, Subsidiary or Affiliate of the Company, the Option may become fully exercisable, or a repurchase right, if any, in favor of the Company shall lapse, at any time or during any period established by the Administrator. In addition, following the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator shall not, unless otherwise instructed by the Board, issue any Options that may be exercised prior to vesting.

(ii) Minimum Exercise Requirements. An Option may not be exercised for a fraction of a Share. The Administrator may require that an Option be exercised as to a minimum number of Shares, provided that such requirement shall not prevent an Optionee from exercising the full number of Shares as to which the Option is then exercisable.

(iii) Procedures for and Results of Exercise. An Option shall be deemed exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 9(b) of the Plan; provided that the Administrator may refuse to accept any form of consideration if, at the time of exercise, the Administrator determines in its sole discretion that acceptance of such form of consideration is not in the best interests of the Company at that time.

Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(iv) Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 12 of the Plan.

      (b) Termination of Employment or Consulting Relationship. Subject to Section 9(c), in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant with the Company, such Optionee may, but only within three (3) months (or such other period of time not less than thirty (30) days as is determined by the Administrator, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate. No termination shall be deemed to occur and this Section 10(b) shall not apply if (i) the Optionee is a Consultant who becomes an Employee; or (ii) the Optionee is an Employee who becomes a Consultant.

      (c) Disability of Optionee.

(i) Notwithstanding Section 10(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of his or her total and permanent disability (within the meaning of Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate.

(ii) In the event of termination of an Optionee’s Continuous Status as an Employee or Consultant as a result of a disability which does not fall within the meaning of total and permanent disability (as set forth in Section 22(e)(3) of the Code), Optionee may, but only within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, to the extent that such Optionee fails to exercise an Option which is an Incentive Stock Option (“ISO”) (within the meaning of Section 422 of the Code) within three (3) months of the date of such termination, the Option will not qualify for ISO treatment under the Code. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate.

      (d) Death of Optionee. In the event of the death of an Optionee during the period of Continuous Status as an Employee or Consultant since the date of grant of the Option, or within thirty (30) days following termination of Optionee’s Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within twelve (12) months (or such other period of time as is determined by the Administrator, with such determination in the case of an Incentive Stock Option made at the time of grant of the Option) following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), by Optionee’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of death or, if earlier, the date of termination of Optionee’s Continuous Status as an Employee or Consultant. To the extent that Optionee was not entitled to exercise the Option at the date of death or termination, as the case may be, or if person entitled to exercise the Option does not exercise such Option to the extent so entitled within the time specified above, the Option shall terminate.

      (e) Extension of Exercise Period. The Administrator shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of an Optionee’s Continuous Service Status from the periods set forth in Sections 10(b), 10(c) and 10(d) above or in the Option Agreement to such greater time as the Administrator shall deem appropriate, provided that in no event shall an Option be exercisable later than the date of expiration of the term of the Option as set forth in the Option Agreement.

      (f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted under the Plan based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      11. Stock Purchase Rights.

      (a) Rights to Purchase. When the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. In the case of a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security and if required by the Applicable Laws at such time, the purchase price of Shares subject to such Stock Purchase Rights shall not be less than 85% of the Fair Market Value of the Shares as of the date of the offer, or, in the case of a Ten Percent Holder, the price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer. If the Applicable Laws do not impose the requirements set forth in the preceding sentence and with respect to any Stock Purchase Rights granted after the date, if any, on which the Common Stock becomes a Listed Security, the purchase price of Shares subject to Stock Purchase Rights shall be as determined by the Administrator. The offer to purchase Shares subject to Stock Purchase Rights shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

      (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s employment with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original purchase price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine; provided however that with respect to a Stock Purchase Right granted prior to the date, if any, on which the Common Stock becomes a Listed Security to a purchaser who is not an officer, Director or Consultant of the Company or of any Parent or Subsidiary of the Company, it shall lapse at a minimum rate of 20% per year if required by the Applicable Laws.

      (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock Purchase Agreements need not be the same with respect to each purchaser.

      (d) Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

      12. Taxes.

      (a) As a condition of the exercise of an Option or Stock Purchase Right granted under the Plan, the Participant (or in the case of the Participant’s death, the person exercising the Option or Stock Purchase Right) shall make such arrangements as the Administrator may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the exercise of the Option or Stock Purchase Right and the issuance of Shares. The Company shall not be required to issue any Shares under the Plan until such obligations are satisfied. If the Administrator allows the withholding or surrender of Shares to satisfy the Participant’s tax withholding obligations under this Section 12 (whether pursuant to Section 12(c) or 12(d) or otherwise), the Administrator shall not allow Shares to be withheld or surrendered in an amount that exceeds the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.

      (b) In the case of an Employee and in the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right.

      (c) This Section 12(c) shall apply only after the date, if any, upon which the Common Stock becomes a Listed Security. In the case of Participant other than an Employee (or in the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations), in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Participant shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option or Stock Purchase Right that number of Shares having a Fair Market Value determined as of the applicable Tax Date (as defined below) equal to the amount required to be withheld. For purposes of this Section 12, the Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined under the Applicable Laws (the “Tax Date”).

      (d) If permitted by the Administrator, in its discretion, a Participant may satisfy his or her tax withholding obligations upon exercise of an Option or Stock Purchase Right by surrendering to the Company Shares that have a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld. In the case of shares previously acquired from the Company that are surrendered under this Section 12(d), such Shares must have been owned by the Participant for more than six (6) months on the date of surrender.

      (e) Any election or deemed election by a Participant to have Shares withheld to satisfy tax withholding obligations under Section 12(c) or (d) above shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator. Any election by a Participant under Section 12(d) above must be made on or prior to the applicable Tax Date.

      (f) In the event an election to have Shares withheld is made by a Participant and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Participant shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Participant shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

      13. Non-Transferability of Options and Stock Purchase Rights. Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution; provided that, after the date, if any, upon which the Common Stock becomes a Listed Security, the Administrator may in its discretion grant transferable Nonstatutory Stock Options pursuant to Option Agreements specifying (i) the manner in which such Nonstatutory Stock Options are transferable and (ii) that any such transfer shall be subject to the Applicable Laws. The Administrator may grant transferable Nonstatutory Stock Options as provided for in the previous sentence prior to the date, if any, upon which the Company’s Common Stock becomes a Listed Security if permitted under the Applicable Laws. The designation of a beneficiary by an Optionee will not constitute a transfer. An Option or Stock Purchase Right may be exercised, during the lifetime of the holder of Option or Stock Purchase Right, only by such holder or a transferee permitted by this Section 13.

      14. Adjustments Upon Changes in Capitalization, Merger or Certain Other Transactions.

      (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares of Common Stock covered by each outstanding Option or Stock Purchase Right, the numbers of Shares set forth in Sections 3(a)(i) and 8 above, and the number of Shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option or

Stock Purchase Right, as well as the price per Share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Option or Stock Purchase Right.

      (b) Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, each Option and Stock Purchase Right will terminate immediately prior to the consummation of such action, unless otherwise determined by the Administrator.

      (c) Corporate Transaction. In the event of a Corporate Transaction, each outstanding Option or Stock Purchase Right shall be assumed or an equivalent option or right shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option or right, in which case such Option or Stock Purchase Right shall terminate upon the consummation of the transaction.

      Notwithstanding the above sentence, in the event of a Change of Control, the vesting and exercisability of each award outstanding under the Plan shall automatically be accelerated to the extent of 25% of the Shares then unvested and any repurchase right of the Company with respect to Shares previously issued upon exercise of an award shall lapse as to 25% of the Shares then subject to such repurchase right (with such vesting, exercisability and/or repurchase right thereafter continuing on the schedule set forth in the applicable Stock Option or Restricted Stock Purchase Agreement) and each such outstanding award shall either be (i) assumed or replaced with equivalent option or right by the Successor Corporation or (ii) replaced by a cash incentive program of the Successor Corporation based on the value of the award at the time of the consummation of the transaction; provided that if the Successor Corporation does not agree to assume the award or replace it with an equivalent option, stock purchase right or cash incentive program, then the vesting and exercisability of each outstanding award shall instead accelerate in full, with such Options becoming vested and exercisable as to one hundred percent (100%) of underlying Shares and any repurchase right of the Company applicable to Shares previously issued upon exercise of an award lapsing as to one hundred percent (100%) of the underlying Shares. Any acceleration provided for under this Section 14(c) shall occur effective immediately prior to consummation of the Change of Control upon such conditions as the Administrator shall determine. To the extent that an award is not exercised prior to consummation of a Change of Control transaction in which the award is not being assumed or replaced with an equivalent option or stock purchase right by the Successor Corporation, such Option or Stock Purchase Right shall terminate upon such consummation.

      For purposes of this Section 14(c), an Option or a Stock Purchase Right shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, each holder of an Option or Stock Purchase Right would be entitled to receive upon exercise of the award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of Shares of Common Stock covered by the award at such time (after giving effect to any adjustments in the number of Shares covered by the Option or Stock Purchase Right as provided for in this Section 14); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the Fair Market Value of the per Share consideration received by holders of Common Stock in the transaction.

      (d) Limitation on Payments. In the event that the vesting acceleration or lapse of a repurchase right provided for in Section 14(c) above (x) constitutes “parachute payments” within the meaning of Section 280G of the Code, and (y) but for this Section 14(d) would be subject to the excise tax imposed by Section 4999 of the Code (or any corresponding provisions of state income tax law), then such vesting acceleration or lapse of a repurchase right shall be either

(A) delivered in full, or

(B) delivered as to such lesser extent which would result in no portion of such severance benefits being subject to excise tax under Code Section 4999,

whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Code Section 4999, results in the receipt by the Participant on an after-tax basis of the greater amount of acceleration or lapse of repurchase rights benefits, notwithstanding that all or some portion of such benefits may be taxable under Code Section 4999. Any determination required under this Section 14(d) shall be made in writing by the Company’s independent auditors, whose determination shall be conclusive and binding for all purposes on the Company and any affected Participant. In the event that (A) above applies, then the Participant shall be responsible for any excise taxes imposed with respect to such benefits. In the event that (B) above applies, then each benefit provided hereunder shall be proportionately reduced to the extent necessary to avoid imposition of such excise taxes.

      (e) Certain Distributions. In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per Share of Common Stock covered by each outstanding Option or Stock Purchase Right to reflect the effect of such distribution.

      15. Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator; provided however that in the case of any Incentive Stock Option, the grant date shall be the later of the date on which the Administrator makes the determination granting such Incentive Stock Option or the date of commencement of the Optionee’s employment relationship with the Company. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

      16. Amendment and Termination of the Plan.

      (a) Authority to Amend or Terminate. The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation (other than an adjustment pursuant to Section 14 above) shall be made that would materially and adversely affect the rights of any Optionee or holder of Stock Purchase Rights under any outstanding grant, without his or her consent. In addition, to the extent necessary and desirable to comply with the Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

      (b) Effect of Amendment or Termination. No amendment or termination of the Plan shall materially and adversely affect Options or Stock Purchase Rights already granted, unless mutually agreed otherwise between the Optionee or holder of the Stock Purchase Rights and the Administrator, which agreement must be in writing and signed by the Optionee or holder and the Company.

      17. Conditions Upon Issuance of Shares. Notwithstanding any other provision of the Plan or any agreement entered into by the Company pursuant to the Plan, the Company shall not be obligated, and shall have no liability for failure, to issue or deliver any Shares under the Plan unless such issuance or delivery would comply with the Applicable Laws, with such compliance determined by the Company in consultation with its legal counsel. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising the award to represent and warrant at the time of any such exercise that the

Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

      18. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      19. Agreements. Options and Stock Purchase Rights shall be evidenced by Option Agreements and Restricted Stock Purchase Agreements, respectively, in such form(s) as the Administrator shall from time to time approve.

      20. Stockholder Approval. If required by the Applicable Laws, continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under the Applicable Laws.

      21. Information and Documents to Optionees and Purchasers. Prior to the date, if any, upon which the Common Stock becomes a Listed Security and if required by the Applicable Laws, the Company shall provide financial statements at least annually to each Optionee and to each individual who acquired Shares pursuant to the Plan, during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and in the case of an individual who acquired Shares pursuant to the Plan, during the period such individual owns such Shares. The Company shall not be required to provide such information if the issuance of Options or Stock Purchase Rights under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

PROXY

LOUDEYE CORP.
THIS PROXY RELATES TO AN ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 27, 2004

The undersigned hereby appoints JEFFREY M. CAVINS and LAWRENCE J. MADDEN., or either of them, with full power of substitution, as attorneys and proxies to vote all shares of Common Stock of LOUDEYE CORP. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company at the Edgewater Hotel, 2411 Alaskan Way, Pier 67, Seattle, Washington 98121 at 2:00 p.m. (Pacific Time) on May 27, 2004 and any postponements, continuations and adjournments thereof, with all powers which the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

Address Change/Comments (Mark the corresponding box on the reverse side)

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Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Management recommends a vote for the nominees for director listed below

Proposal 1:	To elect two Class I Directors to serve for a term expiring at the 2007 annual meeting of stockholders and until their successors are elected.

	☐	FOR all nominees listed below (except as marked to the contrary below).

	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

Nominees:	Johan C. Liedgren James R. Kuster

To withhold authority to vote for any nominee(s) write the names of such nominee(s) below:

		FOR	AGAINST	ABSTAIN
Proposal 2:	To approve an amendment to the 2000 Stock Option Plan to increase the number of shares of Common Stock authorized for issuance under the plan from 11,416,137 to 16,916,137 shares.	☐	☐	☐

Proposal 3:	To approve an amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 135,000,000 shares.	☐	☐	☐

This proxy has been solicited by or for the benefit of the Board of Directors of the Company. I understand that I may revoke this proxy only by written instructions to that effect, signed and dated by me, which must be actually received by the Company prior to commencement of the Annual Meeting.

Mail or Deliver this Proxy to:
LOUDEYE CORP.
1130 Rainier Avenue South
Seattle, Washington 98144
(206) 832-4000

Signature:	Signature:	Date:

(Please date and sign exactly as name or names appear on your stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full the corporate name by President or other authorized officer. If a partnership, please sign in the partnership name by authorized person. IF THE STOCK IS HELD JOINTLY, BOTH OWNERS MUST SIGN.

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